                                              BEAR STEARNS ASSET BACKED SECURITIES I LLC,

                                                             AS DEPOSITOR

                                                       WILMINGTON TRUST COMPANY,

                                                           AS OWNER TRUSTEE

                                                                  AND

                                                        WELLS FARGO BANK, N.A.,

                                                      AS SECURITIES ADMINISTRATOR

                                           _________________________________________________

                                                         AMENDED AND RESTATED
                                                            TRUST AGREEMENT

                                                       DATED AS OF JULY 12, 2007

                                           _________________________________________________

                                                          Trust Certificates,
                                                             Series 2007-1

                                                           Table of Contents

Section                                                                                                        Page

                                                               ARTICLE I

                                                              Definitions

Section 1.01.       Definitions                                                                                   2
Section 1.02.       Other Definitional Provisions                                                                 2

                                                              ARTICLE II

                                                             Organization

Section 2.01.       Name                                                                                          3
Section 2.02.       Office                                                                                        3
Section 2.03.       Purposes and Powers                                                                           3
Section 2.04.       Appointment of Owner Trustee                                                                  3
Section 2.05.       Initial Capital Contribution of Owner Trust Estate                                            4
Section 2.06.       Declaration of Trust                                                                          4
Section 2.07.       Reserved                                                                                      4
Section 2.08.       Title to Trust Property                                                                       4
Section 2.09.       Situs of Trust                                                                                4
Section 2.10.       Representations and Warranties of the Depositor                                               5
Section 2.11.       [Reserved]                                                                                    6
Section 2.12.       Investment Company                                                                            6

                                                              ARTICLE III

                                            Conveyance of the Mortgage Loans; Certificates

Section 3.01.       Conveyance of the Mortgage Loans                                                              7
Section 3.02.       Initial Ownership                                                                             7
Section 3.03.       The Certificates                                                                              7
Section 3.04.       Authentication of Certificates                                                                7
Section 3.05.       Registration of and Limitations on Transfer and Exchange of Certificates                      8
Section 3.06.       Mutilated, Destroyed, Lost or Stolen Certificates                                            10
Section 3.07.       Persons Deemed Certificateholders                                                            11
Section 3.08.       Access to List of Certificateholders' Names and Addresses                                    11
Section 3.09.       Maintenance of Office or Agency                                                              11
Section 3.10.       Securities Administrator                                                                     11

                                                              ARTICLE IV

                                                 Authority and Duties of Owner Trustee

Section 4.01.       General Authority                                                                            13
Section 4.02.       General Duties                                                                               13
Section 4.03.       Action upon Instruction                                                                      13
Section 4.04.       No Duties Except as Specified under Specified Documents or in Instructions                   14
Section 4.05.       Restrictions                                                                                 14
Section 4.06.       Prior Notice to Certificateholders with Respect to Certain Matters                           14
Section 4.07.       Action by Certificateholders with Respect to Certain Matters                                 15
Section 4.08.       Action by Certificateholders with Respect to Bankruptcy                                      15
Section 4.09.       Restrictions on Certificateholders' Power                                                    15
Section 4.10.       Majority Control                                                                             16

                                                               ARTICLE V

                                                      Application of Trust Funds

Section 5.01.       Distributions                                                                                17
Section 5.02.       Method of Payment                                                                            17
Section 5.03.       Tax Returns                                                                                  18
Section 5.04.       Statements to Certificateholders                                                             18

                                                              ARTICLE VI

                                                     Concerning the Owner Trustee

Section 6.01.       Acceptance of Trusts and Duties                                                              19
Section 6.02.       Furnishing of Documents                                                                      20
Section 6.03.       Representations and Warranties                                                               20
Section 6.04.       Reliance; Advice of Counsel                                                                  21
Section 6.05.       Not Acting in Individual Capacity                                                            21
Section 6.06.       Owner Trustee Not Liable for Certificates or Related Documents                               22
Section 6.07.       Owner Trustee May Own Certificates and Notes                                                 22
Section 6.08.       Payments from Owner Trust Estate                                                             22
Section 6.09.       Doing Business in Other Jurisdictions                                                        22
Section 6.10.       Liability of Securities Administrator                                                        22

                                                              ARTICLE VII

                                                     Compensation of Owner Trustee

Section 7.01.       Owner Trustee Fees and Expenses                                                              24
Section 7.02.       Indemnification                                                                              24

                                                             ARTICLE VIII

                                                    Termination of Trust Agreement

Section 8.01.       Termination of Trust Agreement                                                               26

                                                              ARTICLE IX

                                        Successor Owner Trustees and Additional Owner Trustees

Section 9.01.       Eligibility Requirements for Owner Trustee                                                   28
Section 9.02.       Replacement of Owner Trustee                                                                 28
Section 9.03.       Successor Owner Trustee                                                                      29
Section 9.04.       Merger or Consolidation of Owner Trustee                                                     29
Section 9.05.       Appointment of Co-Trustee or Separate Trustee                                                29

                                                               ARTICLE X

                                                             Miscellaneous

Section 10.01.      Amendments                                                                                   31
Section 10.02.      No Legal Title to Owner Trust Estate                                                         33
Section 10.03.      Limitations on Rights of Others                                                              33
Section 10.04.      Notices                                                                                      33
Section 10.05.      Severability                                                                                 33
Section 10.06.      Separate Counterparts                                                                        34
Section 10.07.      Successors and Assigns                                                                       34
Section 10.08.      No Petition                                                                                  34
Section 10.09.      No Recourse                                                                                  34
Section 10.10.      Headings                                                                                     34
Section 10.11.      GOVERNING LAW                                                                                34
Section 10.12.      Integration                                                                                  34
Section 10.13.      Obligations                                                                                  35

EXHIBITS

Exhibit A - Form of Certificate                                                                                 A-1
Exhibit B - Certificate of Trust of Newcastle Mortgage Securities Trust 2007-1                                  B-1
Exhibit C - Form of Rule 144A Investment Representation                                                         C-1
Exhibit D - Form of Certificate of Non-Foreign Status                                                           D-1
Exhibit E - Form of Investment Letter                                                                           E-1
Exhibit F - Form of Transferor Certificate                                                                      F-1
Exhibit G - Form of ERISA Letter                                                                                G-1
Exhibit H - Form of Transferee Certificate                                                                      H-1

         This Amended and Restated Trust Agreement,  dated as of July 12, 2007 (as amended from time to time, this "Trust  Agreement"), among Bear Stearns Asset Backed  Securities I LLC, a Delaware limited liability  company,  as depositor (the  "Depositor"),  Wilmington
Trust Company, a Delaware banking corporation,  as owner trustee (the "Owner Trustee" and in its individual capacity,  the "Bank"), and
Wells Fargo Bank, N.A., not individually but acting solely as Securities Administrator.

                                                           WITNESSETH THAT:

         WHEREAS,  the Depositor,  the Sponsor and the Owner Trustee have previously  entered into the Trust Agreement dated as of July
11, 2007 (the "Original Trust Agreement").

         WHEREAS, the parties hereto desire to amend the terms of and restate the Original Trust Agreement.

         In  consideration  of  the  mutual  agreements  herein  contained,  the  Depositor,  the  Owner  Trustee  and  the  Securities
Administrator agree as follows:

                                                               ARTICLE I

                                                              DEFINITIONS

         Section 1.01.     Definitions.  For all purposes of this Trust  Agreement,  except as otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture,  dated July 12, 2007, among Newcastle Mortgage  Securities Trust 2007-1, as Issuing Entity, The Bank of
New York, as Indenture  Trustee and Wells Fargo Bank,  N.A., as Securities  Administrator,  which is incorporated by reference  herein.
All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02.     Other Definitional Provisions.

         (a)      All terms  defined in this Trust  Agreement  shall have the defined  meanings when used in any  certificate  or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b)      As used in this Trust  Agreement  and in any  certificate  or other  document  made or delivered  pursuant  hereto or thereto,  accounting  terms not defined in this Trust  Agreement or in any such  certificate or other  document,  and accounting  terms partly  defined in this Trust  Agreement  or in any such  certificate  or other  document  to the  extent not  defined,  shall have the respective  meanings given to them under generally  accepted  accounting  principles.  To the extent that the definitions of accounting terms in this Trust  Agreement or in any such  certificate  or other  document are  inconsistent  with the meanings of such terms under generally  accepted  accounting  principles,  the  definitions  contained in this Trust  Agreement or in any such  certificate or other document shall control.

         (c)      The words "hereof,"  "herein,"  "hereunder" and words of similar import when used in this Trust Agreement shall refer to this Trust  Agreement  as a whole and not to any  particular  provision  of this  Trust  Agreement;  Article,  Section  and  Exhibit references  contained in this Trust Agreement are references to Articles,  Sections and Exhibits in or to this Trust  Agreement  unless otherwise specified; and the term "including" shall mean "including without limitation".

         (d)      The definitions  contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e)      Any agreement,  instrument or statute defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or supplemented  and includes
(in the case of agreements or instruments)  references to all attachments thereto and instruments  incorporated therein;  references to a Person are also to its permitted successors and assigns.

                                                              ARTICLE II

                                                             ORGANIZATION

         Section 2.01.      Name.  The trust  created  hereby (the  "Trust")  shall be known as "Newcastle  Mortgage  Securities  Trust
2007-1",  in which name the Owner Trustee may conduct the business of the Trust,  make and execute  contracts and other  instruments on behalf of the Trust and sue and be sued.

         Section 2.02.     Office.  The office of the Trust shall be in care of the Owner Trustee at the  Corporate  Trust Office or at
such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Depositor.

         Section 2.03.     Purposes and Powers.  The purpose of the Trust is to engage in the following  activities and the Trust shall have the power and authority:

                  (i)      to issue the Notes pursuant to the Indenture and the  Certificates  pursuant to this Trust  Agreement and to sell the Notes and the Certificates;

                  (ii)     to pay the organizational, start-up and transactional expenses of the Trust;

                  (iii)    to assign,  grant,  transfer,  pledge and convey the Mortgage  Loans  pursuant to the Indenture and to hold, manage and  distribute to the  Certificateholder  pursuant to Section 5.01 herein,  any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to the Indenture;

                  (iv)     to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                  (v)      reserved;

                  (vi)     to engage  in those  activities,  including  entering  into  agreements,  that are  necessary,  suitable  or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vii)    subject to compliance  with the Basic  Documents,  to engage in such other  activities as may be required in connection  with  conservation  of the Owner Trust Estate and the making of  distributions  to the  Certificateholder  and the
         Noteholders.

         The Trust is hereby  authorized to engage in the foregoing  activities.  The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents.

         Section 2.04.     Appointment  of Owner  Trustee.  The  Depositor  hereby  appoints the Owner  Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05.     Initial  Capital  Contribution  of Owner Trust Estate.  The  Depositor  hereby  sells,  assigns,  transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby  acknowledges  receipt in trust from the Depositor, as of the date hereof, of the foregoing  contribution,  which shall constitute the initial corpus of the Trust and shall be deposited in the  Certificate  Distribution  Account.  The Owner  Trustee  also  acknowledges  on behalf of the Trust the receipt in trust  pursuant to the Sale and Servicing  Agreement the Mortgage  Loans,  the rights with respect to the Interest Rate Swap  Agreement and the Interest Rate Cap Agreement and the rights with respect to the  representations  and warranties  made by the  Originator  under the Purchase Agreement which shall constitute the Owner Trust Estate.

         Section 2.06.     Declaration of Trust.  The Owner Trustee hereby  declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the  Certificateholders,  subject to the  obligations of the Trust under the Basic  Documents.  It is the intention of the parties  hereto that the Trust  constitute a "statutory  trust" under the Statutory  Trust Statute and that this Trust  Agreement  constitute  the governing  instrument of such statutory  trust.  It is the intention of the parties  hereto that,  for federal and state income and state and local  franchise tax  purposes,  the Trust (A) shall not be treated as (i) an  association  subject  separately  to taxation as a corporation  or (ii) a "publicly  traded  partnership"  as defined in Treasury  Regulation Section 1.7704-1,  (B) shall, at all times after the Closing Date, be disregarded as a separate entity, and (C) that each Class of Notes shall be debt, and the provisions of this  Agreement  shall be interpreted to further this  intention.
It is the intention of the parties hereto that, for federal,  state and local tax purposes,  the Depositor  shall at no time be treated as an owner of the Mortgage  Loans or as the issuer of or obligor on  indebtedness  secured by the Mortgage  Loans and evidenced by the
Notes, and the parties hereto mutually covenant to take all pertinent tax reporting  positions  consistent with that intent.  Except as otherwise  provided  in this  Trust  Agreement,  the  rights  of the  Certificateholder  will be those of equity  owners of the  Trust.
Effective as of the date  hereof,  the Owner  Trustee  shall have all rights,  powers and duties set forth herein and in the  Statutory
Trust Statute with respect to accomplishing the purposes of the Trust.

         Section 2.07.     Reserved.

         Section 2.08.     Title to Trust  Property.  Except with  respect to the Mortgage  Loans,  which will be assigned of record to the Indenture  Trustee pursuant to the Indenture,  legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate  legal entity  except where  applicable  law in any  jurisdiction  requires  title to any part of the Owner Trust Estate to be vested in a trustee  or  trustees,  in which  case  title  shall be deemed to be vested in the Owner  Trustee,  a  co-trustee  and/or a separate trustee, as the case may be.

         Section 2.09.     Situs of Trust.  The Trust will be located and  administered in Delaware,  Maryland,  Minnesota or New York.
All bank accounts maintained by the Trust shall be located in Delaware,  Maryland,  Minnesota or New York. The Trust shall not have any employees in any state other than Delaware;  provided,  however,  that nothing herein shall restrict or prohibit the Owner Trustee from having  employees  within or without  the State of  Delaware  or taking  actions  outside the State of Delaware in order to comply with
Section 2.03.  Payments will be received by the Trust only in Delaware,  Maryland,  Minnesota or New York, and payments will be made by the Trust only from Delaware,  Maryland,  Minnesota or New York.  The only office of the Trust  maintained by the Owner Trustee will be at the Corporate Trust Office in Delaware.

         Section 2.10.     Representations  and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Owner
Trustee that as of the date hereof:

                  (i)      The Depositor is duly organized and validly existing as a limited  liability  company in good standing under the laws of the State of  Delaware,  with power and  authority  to own its  properties  and to conduct  its  business  as such properties are currently owned and such business is presently conducted.

                  (ii)     The Depositor is duly qualified to do business as a foreign limited  liability  company in good standing and has obtained all  necessary  licenses and  approvals in all  jurisdictions  in which the ownership or lease of its property or the conduct of its business  shall  require such  qualifications  and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Depositor.

                  (iii)    The Depositor  has the power and authority to execute and deliver this Trust  Agreement and to carry out its terms;  the  Depositor has full power and authority to convey and assign the property to be conveyed and assigned by it to and deposited by it with the Trust as part of the Owner Trust Estate and the Depositor has duly  authorized  such  conveyance  and assignment and deposit to the Trust by all necessary  corporate  action;  and the execution,  delivery and performance of this
         Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

                  (iv)     The  consummation  by the  Depositor  of the  transactions  contemplated  by this  Trust  Agreement  and the fulfillment  by the  Depositor  of the  terms  hereof  do not  conflict  with,  result  in any  breach of any of the terms and provisions  of, or constitute  (with or without  notice or lapse of time) a default  under,  the  certificate  of formation or operating  agreement of the Depositor,  or any indenture,  agreement or other  instrument to which the Depositor is a party or by which it is bound;  nor result in the creation or imposition of any Lien upon any of its  properties  pursuant to the terms of any such indenture,  agreement or other instrument  (other than pursuant to the Basic  Documents);  nor violate any law or, to the best of the Depositor's  knowledge,  any order,  rule or regulation  applicable to the Depositor of any court or of any federal or state regulatory body,  administrative  agency or other governmental  instrumentality  having jurisdiction over the
         Depositor or its properties.

                  (v)      The Depositor  immediately  prior to the conveyance of the Mortgage  Loans to the Trust,  owned and had good and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person.

         Section 2.11.     [Reserved].

         Section 2.12.     Investment  Company.  Neither the  Depositor  nor any holder of a  Certificate  shall take any action  which would cause the Trust to become an "investment company" which would be required to register under the Investment Company Act.

                                                              ARTICLE III

                                                   CONVEYANCE OF THE MORTGAGE LOANS;
                                                             CERTIFICATES

         Section 3.01.     Conveyance of the Mortgage Loans.  Pursuant to the Sale and Servicing  Agreement entered into simultaneously with this Trust Agreement,  the Depositor intends to sell,  transfer and assign to the Trust, on behalf of the Holders of the Notes and the  Certificates,  without  recourse,  all its right,  title and interest in and to the  Mortgage  Loans,  including  all interest and principal received on or with respect to the Mortgage Loans.

         The  conveyance of the Mortgage  Loans by the Depositor to the Trust  thereunder  is intended to facilitate  the  simultaneous issuance of the Notes under the Indenture and issuance of the  Certificates  hereunder to the Depositor and the transfer thereof to the
Seller or its  designee as Holder,  and  the Seller  or its  designee  has no present  intention  of selling  any of the  Certificates.
Accordingly,  at the time of the transaction set forth herein,  the Seller will retain without  interruption,  through the ownership of the  Certificates,  the economic  benefits  associated with ownership of the Mortgage Loans as well as the economic burdens  associated with such ownership, subject to the lien of the Indenture and subject to this Trust Agreement.

         Section 3.02.     Initial  Ownership.  Upon the formation of the Trust and until the sale of the Certificates by the Depositor to the Seller, the Depositor shall be the sole beneficial owner.

         Section 3.03.     The  Certificates.  The Certificates  shall be issued in the form of three  Certificates  attached hereto as
Exhibit A, each  representing a 100% Certificate  Percentage  Interest in such class. At initial  issuance,  the Certificates  shall be registered in the name of NIC OTC LLC. The  Certificates  shall be executed on behalf of the Trust by manual or facsimile  signature of an authorized  officer of the Owner Trustee and authenticated in the manner provided in Section 3.04.  Certificates  bearing the manual or facsimile  signatures of  individuals  who were,  at the time when such  signatures  shall have been affixed,  authorized to sign on behalf of the  Trust,  shall be  validly  issued and  entitled  to the  benefit  of this  Trust  Agreement,  notwithstanding  that such individuals or any of them shall have ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.  A Person shall become a  Certificateholder  and shall be entitled to the rights and subject to the  obligations of a  Certificateholder  hereunder  upon such Person's  acceptance of a
Certificate duly registered in such Person's name, pursuant to Section 3.05.

         A  transferee  of a  Certificate  shall  become a  Certificateholder  and shall be  entitled  to the rights and subject to the obligations of a  Certificateholder  hereunder upon such transferee's  acceptance of a Certificate duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

         Section 3.04.     Authentication of Certificates.  The Securities  Administrator shall cause all Certificates issued hereunder to be executed and  authenticated  on behalf of the Trust,  authenticated  and  delivered  to or upon the written  order of the Seller, signed by its  chairman of the board,  its  president  or any vice  president,  without  further  corporate  action by the  Seller,  in authorized  denominations.  No  Certificate  shall  entitle its holder to any benefit  under this Trust  Agreement  or be valid for any purpose unless there shall appear on such  Certificate a certificate of  authentication  substantially in the form set forth in Exhibit
A,  executed  by the  Securities  Administrator  or by an  authenticating  agent  of the  Issuing  Entity  by  manual  signature;  such authentication  shall constitute  conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder.
All Certificates shall be dated the date of their authentication.

         Section 3.05.     Registration  of and  Limitations on Transfer and Exchange of  Certificates.  The  Securities  Administrator
shall keep or cause to be kept, a Certificate  Register in which,  subject to such  reasonable  regulations  as it may  prescribe,  the
Securities  Administrator  shall provide for the  registration of Certificates and of transfers and exchanges of Certificates as herein provided.  If the Securities Administrator resigns or is removed, the Sponsor shall appoint a successor securities administrator.

         Subject to satisfaction  of the conditions set forth below with respect to the  Certificate,  upon surrender for  registration of transfer of any  Certificate  at the office or agency  maintained  pursuant to Section 3.09,  the Owner  Trustee and the  Securities
Administrator  shall  execute,  authenticate  and deliver in the name of the  designated  transferee  or  transferees,  one or more new
Certificates in authorized  denominations of a like aggregate amount dated the date of authentication by the Securities  Administrator.
At the option of a Holder,  Certificates  may be exchanged for other  Certificates  of  authorized  denominations  of a like  aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

         Every  Certificate  presented or  surrendered  for  registration  of transfer or exchange  shall be  accompanied  by a written instrument of transfer in form  satisfactory  to the  Securities  Administrator  duly executed by the Holder or such Holder's  attorney duly authorized in writing.  Each Certificate  surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Securities Administrator in accordance with its customary practice.

         No service charge shall be made for any  registration  of transfer or exchange of  Certificates,  but the Owner Trustee or the
Securities  Administrator  may  require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

         No Certificates may be transferred (or  re-transferred)  unless 100% of all  Certificates are transferred (or  re-transferred)
to one  Person  for  federal  income  tax  purposes,  and no Person  shall  become a  Certificateholder  until it shall  establish  its non-foreign  status by submitting to the Securities  Administrator an IRS Form W-9 and the Certificate of Non-Foreign  Status set forth in Exhibit D hereto.

         No person shall become a  Certificateholder  until it shall establish its status as a REIT, as a "qualified  REIT  subsidiary"
or by an entity that is  wholly-owned  by a REIT or a "qualified  REIT  subsidiary"  and  disregarded  for federal  income tax purposes within the meaning of Section 856(a) or Section 856(i) of the Code,  respectively,  by submitting to the Securities  Administrator  and the Owner Trustee, the Transferee Certificate set forth in Exhibit H hereto.

         No transfer,  sale,  pledge or other  disposition of a Certificate  shall be made unless such transfer,  sale, pledge or other disposition is exempt from the  registration  requirements of the Securities Act and any applicable state securities laws or is made in accordance  with said Act and laws.  In the event of any such  transfer,  the  Securities  Administrator  shall prior to such  transfer require the transferee to execute (A) either (i) (a) an investment  letter in  substantially  the form attached hereto as Exhibit C (or in such form and substance  reasonably  satisfactory to the Securities  Administrator)  which investment letter shall not be an expense of the Trust,  the Owner Trustee,  the Master Servicer,  the Securities  Administrator,  the Seller,  the Servicer or the Depositor and
which investment  letter states that,  among other things,  such transferee (1) is a "qualified  institutional  buyer" as defined under
Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A, and (2)
is aware that the proposed  transferor  intends to rely on the exemption  from  registration  requirements  under the Securities Act of
1933, as amended,  provided by Rule 144A or (ii) (a) a written Opinion of Counsel acceptable to and in form and substance  satisfactory to the  Securities  Administrator,  the Owner  Trustee and the  Depositor  that such  transfer  may be made  pursuant to an  exemption, describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee,  the Master Servicer,  the Securities  Administrator,
the Seller,  the Servicer or the  Depositor and (b) the  transferee  executes a  representation  letter,  substantially  in the form of
Exhibit F hereto, and transferor  executes a representation  letter,  substantially in the form of Exhibit E hereto, each acceptable to and in form and substance  satisfactory  to the  Securities  Administrator,  the Owner Trustee and the Depositor  certifying  the facts surrounding such transfer,  which representation  letters shall not be an expense of the Trust, the Owner Trustee, the Master Servicer,
the  Securities  Administrator,  the  Seller,  the  Servicer  or the  Depositor  and (B) the  Certificate  of  Non-Foreign  Status  (in
substantially  the form  attached  hereto  as  Exhibit  D)  acceptable  to and in form and  substance  reasonably  satisfactory  to the
Securities  Administrator,  the Owner Trustee and the  Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner
Trustee, the Master Servicer, the Servicer, the Sponsor, the Securities  Administrator.  The Holder of a Certificate desiring to effect such  transfer  shall,  and does  hereby  agree to,  indemnify  the Trust,  the Owner  Trustee,  the Master  Servicer,  the  Securities
Administrator,  the Seller,  the Servicer and the Depositor  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of  Certificates  or any interest  therein shall be made to any Person unless the Owner  Trustee,  the  Securities
Administrator,  the Master Servicer and the Servicer are provided with an Opinion of Counsel which  establishes to the  satisfaction of the Owner Trustee, the Master Servicer,  the Securities  Administrator,  the Sponsor and the Servicer that the purchase of Certificates is permissible  under  applicable law, will not constitute or result in any prohibited  transaction  under ERISA or Section 4975 of the
Code and will not subject the Depositor,  the Owner Trustee,  the Master Servicer,  the Securities  Administrator,  the Sponsor and the
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner Trustee,  the Master
Servicer,  the Securities  Administrator,  the Sponsor and the Servicer.  In lieu of such Opinion of Counsel,  a Person  acquiring such
Certificates  may provide a  certification  in the form of Exhibit G to this  Agreement,  which the Depositor,  the Owner Trustee,  the
Securities  Administrator,  the Master  Servicer and the Servicer may rely upon without further  inquiry or  investigation.  Neither an
Opinion of Counsel nor a certification  will be required in connection with the initial  transfer of any such Certificate by the Seller to an  affiliate  of the Seller (in which case,  the Seller or any  affiliate  thereof  shall be deemed to have  represented  that such affiliate is not a Plan or a Person  investing  Plan Assets) and the Owner Trustee and the Securities  Administrator  shall be entitled to conclusively rely upon a representation  (which, upon the request of the Owner Trustee or the Securities  Administrator,  shall be a written representation) from the Seller of the status of such transferee as an affiliate of the Seller.

         No offer,  sale,  transfer,  pledge,  hypothecation  or other  disposition  (including  any pledge,  sale or transfer  under a repurchase  transaction or securities loan) of any Certificate shall be made to any transferee unless,  prior to such disposition,  the proposed  transferor  delivers to the Owner  Trustee and the  Securities  Administrator  an Opinion of Counsel,  rendered by a law firm generally  recognized to be qualified to opine  concerning  the tax aspects of asset  securitization,  to the effect that such transfer
(including any disposition  permitted following any default under any pledge or repurchase  transaction) will not cause the Trust to be
(i) treated as an association  taxable as a corporation  for federal income tax and relevant state income and franchise tax purposes or
(ii) taxable as a "publicly  traded  partnership" as defined in Treasury  Regulation  section  1.7704-1 for federal income tax purposes and relevant state franchise or income tax purposes.  Notwithstanding  the foregoing,  the provisions of this paragraph shall not apply to the initial transfer of the Certificates to the Depositor.

         Section 3.06.     Mutilated,  Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Securities  Administrator,  or if the Securities Administrator shall receive evidence to its satisfaction of the destruction,  loss or theft of any  Certificate  and (b) there shall be delivered to the Securities  Administrator  and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless,  then in the absence of notice to the Securities  Administrator  or the Owner Trustee that such  Certificate has been acquired by a bona fide  purchaser,  the Owner Trustee shall execute on behalf of the
Trust and the Owner Trustee or the Securities  Administrator,  shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Certificate,  a new Certificate of like tenor and denomination.  In connection with the issuance of any new  Certificate  under this Section 3.06,  the Owner Trustee or the Securities  Administrator  may require the payment of a sum sufficient  to cover any expenses of the Owner Trustee or the  Securities  Administrator  (including  fees and expenses of counsel) and any tax or other governmental  charge that may be imposed in connection  therewith.  Any duplicate  Certificate issued pursuant to this
Section 3.06 shall constitute  conclusive evidence of ownership in the Trust, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 3.07.     Persons  Deemed  Certificateholders.  Prior  to  due  presentation  of a  Certificate  for  registration  of transfer,  the Owner Trustee or any Securities  Administrator  may treat the Person in whose name any  Certificate is registered in the
Certificate Register as the owner of such Certificate for the purpose of receiving  distributions  pursuant to Section 5.02 and for all other purposes  whatsoever,  and none of the Trust, the Owner Trustee or any Securities  Administrator  shall be bound by any notice to the contrary.

         Section 3.08.     Access to List of  Certificateholders'  Names and Addresses.  The Securities  Administrator shall furnish or cause to be  furnished  to the Owner  Trustee,  within 15 days  after  receipt by the  Securities  Administrator  of a written  request therefor from the Owner Trustee,  a list, in such form as the Owner Trustee may reasonably  require,  of the names and addresses of the
Certificateholders  as of the most recent Record Date.  Each Holder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the Depositor or the  Securities  Administrator  accountable  by reason of the  disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.09.     Maintenance  of Office or Agency.  The Trust shall maintain an office or offices or agency or agencies where
Certificates  may be  surrendered  for  registration  of  transfer or  exchange  and where  notices and demands to or upon the Trust in respect of the  Certificates  and the Basic Documents may be delivered.  The Trust  initially  designates the Corporate Trust Office of the  Securities  Administrator  as its office for  purposes  of delivery of notices.  The  Securities  Administrator  shall give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10.     Securities Administrator.  (a)       The   Securities    Administrator    shall   make    distributions   to
Certificateholders  from the  Certificate  Distribution  Account  on behalf  of the  Trust in  accordance  with the  provisions  of the
Certificates  and  Section  5.01  hereof  from  payments  remitted to the  Securities  Administrator  pursuant  to Section  3.05 of the
Indenture.  The Trust hereby  appoints the Securities  Administrator  as Paying Agent and the Securities  Administrator  hereby accepts such  appointment  and further  agrees  that it will be bound by the  provisions  of this Trust  Agreement  relating to the  Securities
Administrator and shall:

                  (i)      hold all sums held by it for the payment of amounts due with  respect to the  Certificates  in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such  Persons or  otherwise  disposed of as herein provided;

                  (ii)     give the Owner Trustee  notice of any default by the Trust of which a Responsible  Officer of the Securities
         Administrator has actual knowledge in the making of any payment required to be made with respect to the Certificates;

                  (iii)    at any time  during the  continuance  of any such  default,  upon the written  request of the Owner  Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in Trust by such Securities Administrator;

                  (iv)     not resign  from its  position  as  Securities  Administrator  except  that it shall  immediately  resign as
         Securities  Administrator  and  forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of  Certificates  if at any time it ceases to meet the  standards  under this Section  3.10  required to be met by the
         Securities Administrator at the time of its appointment;

                  (v)      comply with all  requirements  of the Code with respect to the  withholding  from any payments made by it on any  Certificates  of any  applicable  withholding  taxes  imposed  thereon  and  with  respect  to any  applicable  reporting requirements in connection therewith; and

                  (vi)     not institute bankruptcy proceedings against the Issuing Entity in connection with this Trust Agreement.

         (b)      The Trust may revoke such power and remove the Securities  Administrator if it determines in its sole discretion that the Securities  Administrator  shall have failed to perform its obligations under this Trust Agreement in any material respect.  In the event that Wells Fargo Bank, N.A. shall no longer be the Securities  Administrator  under this Trust Agreement and under the Indenture, the Majority  Certificateholder,  with the consent of the Owner Trustee,  shall appoint a successor to act as Securities  Administrator
(which shall be a bank or trust  company) and which shall also be the  successor  securities  administrator  under the  Indenture.  The
Owner Trustee shall cause such successor securities  administrator or any additional  Securities  Administrator  appointed by the Owner
Trustee to execute  and  deliver to the Owner  Trustee an  instrument  to the effect set forth in Section  3.10(a) as it relates to the
Securities  Administrator.  The Securities Administrator shall return all unclaimed funds to the Trust and upon removal of a Securities
Administrator  such  Securities  Administrator  shall also return all funds in its possession to the Trust.  The provisions of Sections
6.01,  6.04, 6.05,  6.06,  6.07, 6.08 and 7.02 shall apply to the Securities  Administrator to the same extent  applicable to the Owner
Trustee except where the context  requires  otherwise.  Any reference in this Agreement to the Securities  Administrator  shall include any co-paying agent unless the context requires otherwise.

         (c)      The Securities  Administrator shall establish and maintain with itself the Certificate  Distribution Account in which the  Securities  Administrator  shall deposit each  remittance  received by it with respect to payments made pursuant to the Indenture.
The Securities  Administrator  shall make all  distributions  to Certificates,  from moneys on deposit in the Certificate  Distribution
Account, in accordance with Section 5.01 hereof.  The funds in the Certificate Distribution Account shall be held uninvested.

                                                              ARTICLE IV

                                                 AUTHORITY AND DUTIES OF OWNER TRUSTEE

         Section 4.01.     General  Authority.  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each  certificate  or other  document  attached as an exhibit to or  contemplated  by the Basic
Documents  to which the Trust is to be a party and any  amendment or other  agreement  or  instrument  described  herein,  as evidenced conclusively by the Owner Trustee's  execution thereof.  In addition to the foregoing,  the Owner Trustee is authorized,  but shall not be obligated,  except as otherwise  provided in this Trust  Agreement,  to take all actions required of the Trust pursuant to the Basic
Documents.

         Section 4.02.     General  Duties.  It shall be the duty of the Owner Trustee to discharge (or cause to be discharged)  all of its  responsibilities  pursuant  to the terms of this  Trust  Agreement  and the Basic  Documents  to which the Trust is a party and to administer the Trust in the interest of the  Certificateholders,  subject to the Basic  Documents and in accordance with the provisions of this Trust Agreement.

         Section 4.03.     Action  upon  Instruction.  (a)  Subject  to  Article  IV and in  accordance  with the  terms  of the  Basic
Documents,  the  Certificateholders  may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

         (b)      Notwithstanding  the  foregoing,  the Owner Trustee  shall not be required to take any action  hereunder or under any
Basic  Document if the Owner  Trustee  shall have  reasonably  determined,  or shall have been advised by counsel,  that such action is likely to result in  liability  on the part of the Owner  Trustee or is  contrary  to the terms  hereof or of any Basic  Document or is otherwise contrary to law.

         (c)      Whenever the Owner Trustee is required to decide between  alternative  courses of action permitted or required by the terms of this Trust  Agreement or under any Basic  Document,  or in the event that the Owner Trustee is unsure as to the application of any  provision of this Trust  Agreement or any Basic  Document or any such  provision  is  ambiguous as to its  application,  or is, or appears to be, in conflict with any other applicable  provision,  or in the event that this Trust Agreement  permits any  determination by the Owner  Trustee or is silent or is  incomplete as to the course of action that the Owner Trustee is required to take with respect to a  particular  set of  facts,  the Owner  Trustee  shall  promptly  give  notice  (in such  form as shall be  appropriate  under the circumstances) to the  Certificateholders  requesting instruction as to the course of action to be adopted, and to the extent the Owner
Trustee acts in good faith in  accordance  with any written  instruction  of the  Certificateholders,  the Owner  Trustee  shall not be liable on account of such action to any Person.  If the Owner Trustee shall not have received  appropriate  instruction  within 10 days of such notice (or within such shorter  period of time as  reasonably  may be  specified  in such notice or may be necessary  under the circumstances)  it may,  but shall be under no duty to,  take or refrain  from  taking  such  action not  inconsistent  with this Trust
Agreement or the Basic Documents, as it shall deem to be in the best interests of the  Certificateholders,  and the Owner Trustee shall have no liability to any Person for such action or inaction.

         Section 4.04.     No Duties Except as Specified  under  Specified  Documents or in  Instructions.  The Owner Trustee shall not have any duty or obligation to manage,  make any payment with respect to, register,  record,  sell,  dispose of, or otherwise deal with the Owner  Trust  Estate,  or to  otherwise  take or  refrain  from  taking any action  under,  or in  connection  with,  any  document contemplated  hereby to which the Owner Trustee is a party,  except as expressly  provided (i) in accordance with the powers granted to and the authority  conferred upon the Owner Trustee pursuant to this Trust  Agreement,  (ii) in accordance with the Basic Documents and
(iii) in accordance  with any document or  instruction  delivered to the Owner Trustee  pursuant to Section 4.03; and no implied duties or obligations  shall be read into this Trust Agreement or any Basic Document  against the Owner Trustee.  The Owner Trustee shall have no  responsibility  for filing any  financing  or  continuation  statement in any public  office at anytime or to otherwise  perfect or maintain the  perfection  of any security  interest or lien granted to it hereunder or to prepare or file any  Securities  and Exchange
Commission  filing for the Trust or to record this Trust Agreement or any Basic Document.  Notwithstanding  any provision  herein or in any other Basic  Document,  the Owner  Trustee  shall not be obligated  to prepare,  file or execute any  documents  or  certifications required to be filed by the Trust pursuant to the Sarbanes-Oxley Act of 2002, as amended.  The Owner Trustee  nevertheless  agrees that it will,  at its own cost and expense,  promptly  take all action as may be  necessary to discharge  any liens on any part of the Owner
Trust  Estate  that  result from  actions  by, or claims  against,  the Owner  Trustee  that are not  related to the  ownership  or the administration of the Owner Trust Estate.

         Section 4.05.     Restrictions.  (a) The Owner Trustee or the Depositor  (or an Affiliate  thereof)  shall not take any action
(x) that is  inconsistent  with the purposes of the Trust set forth in Section  2.03,  (y) that,  to the actual  knowledge of the Owner
Trustee  based on an Opinion of Counsel  rendered by a law firm  generally  recognized  to be  qualified  to opine  concerning  the tax aspects of asset  securitization,  would result in the Trust becoming  taxable as a corporation  for federal income tax purposes or (z)
would result in the amendment or modification of this Trust  Agreement.  The  Certificateholders  shall not direct the Owner Trustee to take action that would violate the provisions of this Section 4.05.

         (b)      The Owner Trustee shall not convey or transfer any of the Trust's  properties or assets,  including those included in the Trust Estate,  to any person unless (a) it shall have received an Opinion of Counsel  rendered by a law firm  generally  recognized to be qualified to opine  concerning  the tax aspects of asset  securitization  to the effect that such  transaction  will not have any material  adverse tax  consequence  to the Trust or any  Certificateholder  and (b) such  conveyance or transfer  shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06.     Prior Notice to  Certificateholders  with Respect to Certain Matters. With respect to the following matters, the Owner  Trustee  shall not take  action  unless at least 10 days  before the taking of such  action,  the Owner  Trustee  shall have notified the Certificateholders in writing of the proposed action and the  Certificateholders  shall have notified the Owner Trustee in writing  prior to the 10th day  after  such  notice is given  that  such  Certificateholders  have  given  their  consent  or  provided alternative direction:

         (a)      the  initiation  of any claim or lawsuit by the Trust  (except  claims or  lawsuits  brought in  connection  with the collection of cash  distributions  due and owing under the Mortgage  Loans) and the compromise of any action,  claim or lawsuit brought by or against the Trust (except with respect to the  aforementioned  claims or lawsuits for  collection of cash  distributions  due and owing under the Mortgage Loans);

         (b)      the election by the Trust to file an amendment to the  Certificate  of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

         (c)      the amendment of the Indenture by a supplemental  indenture in  circumstances  where the consent of any Noteholder is required;

         (d)      the amendment of the Indenture by a supplemental  indenture in  circumstances  where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; and

         (e)      the appointment  pursuant to the Indenture of a successor  securities  administrator or indenture trustee or pursuant to this Trust Agreement of a successor  securities  administrator  or the consent to the assignment by the Securities  Administrator or
Indenture Trustee of its obligations under the Indenture or this Trust Agreement, as applicable.

         Section 4.07.     Action by  Certificateholders  with Respect to Certain Matters.  The Owner Trustee shall not have the power, except upon the  direction of the  Certificateholders  to (a) remove the Servicer  under the Sale and Servicing  Agreement  pursuant to
Sections 6.01 thereof or (b) except as expressly  provided in the Basic  Documents,  sell the Mortgage  Loans after the  termination of the Indenture.  The Owner Trustee shall take the actions referred to in the preceding  sentence only upon written  instructions  signed by the Certificateholders.

         Section 4.08.     Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner  Trustee  shall not have the power to commence a voluntary  proceeding in bankruptcy  relating to the Trust without the unanimous  prior  approval of all  Certificateholders and the consent of the  Noteholders  and the Owner  Trustee and the delivery to the Owner Trustee by each such  Certificateholder  of a certificate  certifying that such Certificateholder  reasonably believes that the Trust is insolvent.  This paragraph shall survive for one year following termination of this Trust Agreement.

         Section 4.09.     Restrictions on  Certificateholders'  Power.  The  Certificateholders  shall not direct the Owner Trustee to take or to refrain  from  taking any action if such action or inaction  would be contrary to any  obligation  of the Trust or the Owner
Trustee under this Trust  Agreement or any of the Basic  Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         Section 4.10.     Majority   Control.   Except  as  expressly   provided  herein,   any  action  that  may  be  taken  by  the
Certificateholders  under  this  Trust  Agreement  may be taken by the  Holders  of  Certificates  evidencing  not less than a majority
Percentage Interest of the Certificates.  Except as expressly provided herein, any written notice of the  Certificateholders  delivered pursuant  to this  Trust  Agreement  shall be  effective  if signed by  Holders  of  Certificates  evidencing  not less than a majority
Percentage Interest of the Certificates at the time of the delivery of such notice.

                                                               ARTICLE V

                                                      APPLICATION OF TRUST FUNDS

         Section 5.01.     Distributions.   (a)  On  each  Payment  Date,  the  Securities   Administrator   shall  distribute  to  the
Certificateholders,  all funds  remaining on deposit in the  Certificate  Distribution  Account and available  therefor (as provided in
Section  3.05 of the  Indenture)  for such  Payment  Date after  payment of any amount  owing to the Owner  Trustee  hereunder  and any
Expenses of the Trust remaining unpaid in the following order of priority:

         (i)      first, to the Class XS  Certificates,  on a pro rata basis based on the aggregate  notional  principal  amount of the
Class XS Certificates held by each Holder of the Class XS Certificates, the Class XS Certificate Distribution Amount; and

         (ii)     second,  to the  Class C  Certificates,  on a pro rata  basis  based on the  aggregate  principal  amount  of Class C
Certificates held by each Holder of the Class C Certificates, the Class C Certificate Distribution Amount; and

         (iii)    third, to the Class R Certificates, any remaining funds on deposit in the Certificate Distribution Account.

         (b)      In  the  event  that  any  withholding  tax  is  imposed  on  the  distributions  (or  allocations  of  income)  to a
Certificateholder,  such tax shall reduce the amount otherwise  distributable to the  Certificateholder in accordance with this Section
5.01.  The  Securities  Administrator  is hereby  authorized  and  directed to retain or cause to be retained  from  amounts  otherwise distributable  to the  Certificateholders  sufficient  funds for the  payment  of any tax that is  legally  owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate  proceedings,  and withholding payment of such tax, if permitted by law,  pending the outcome of such  proceedings).  The amount of any withholding tax imposed with respect to a
Certificateholder  shall be  treated  as cash  distributed  to such  Certificateholder  at the time it is  withheld  by the  Securities
Administrator  and remitted to the  appropriate  taxing  authority.  If there is a  possibility  that  withholding  tax is payable with respect to a distribution  (such as a distribution  to a non-U.S.  Certificateholder),  the  Securities  Administrator  may in its sole discretion withhold such amounts in accordance with this paragraph (b).

         (c)      Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

         Section 5.02.     Method of Payment.  Subject to Section 8.01(c),  distributions  required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each  Certificateholder  of record on the  preceding  Record Date by wire transfer,  in  immediately  available  funds,  to the account of such Holder at a bank or other entity  having  appropriate  facilities therefor,  if such  Certificateholder  shall have provided to the Securities  Administrator  appropriate written  instructions at least five  Business  Days prior to such  Payment Date or, if not, by check  mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register.

         Section 5.03.     Tax Returns.  The Securities  Administrator  shall (a) maintain (or cause to be maintained) the books of the
Trust on a calendar year basis using the accrual method of accounting,  (b) deliver to each Certificateholder as may be required by the
Code and applicable Treasury Regulations,  such information as may be required to enable each  Certificateholder to prepare its federal and state income tax returns,  (c) prepare and file or cause to be prepared and filed such tax returns  relating to the Trust as may be required by the Code and  applicable  Treasury  Regulations  (making such elections as may from time to time be required or appropriate under any applicable  state or federal  statutes,  rules or regulations) and provide a copy of any such tax return to the Sponsor after such tax return has been filed;  and (d) collect or cause to be collected any  withholding  tax as described in and in accordance  with
Section 5.01 of this Trust Agreement with respect to income or distributions to Certificateholders  and prepare or cause to be prepared the appropriate forms relating thereto; provided,  however, that the Securities Administrator shall not be required to prepare and file partnership  tax returns or any other tax returns on behalf of the Issuing Entity or do any additional tax work caused by any change in the tax  treatment  of the Notes or Trust  from the  treatment  contemplated  hereunder  on the  Closing  Date  unless  the  Securities
Administrator  receives (i) an Opinion of Counsel reasonably  satisfactory to it (which shall not be at the Securities  Administrator's expense,  but shall be at the expense of the Sponsor or other party  furnishing  such  opinion) as to the  necessity of such filings or work, and (ii) reasonable additional  compensation for the preparation and filing of such additional returns or any such additional tax work. The Issuing Entity hereby grants permission to the Securities  Administrator to sign, to the extent permitted by law, all tax and information returns prepared or caused to be prepared by the Securities  Administrator  pursuant to this Section 5.03 at the request of the Securities Administrator, and in doing so, the Owner Trustee and the Certificateholders shall rely entirely upon, and shall have no liability for information or calculations provided by, the Securities Administrator.

         Section 5.04.     Statements to  Certificateholders.  On each Payment Date, the Securities  Administrator shall make available to each  Certificateholder  the  statement or  statements  provided to the Owner Trustee by the  Securities  Administrator  pursuant to
Section 7.05 of the Indenture with respect to such Payment Date.

                                                              ARTICLE VI

                                                     CONCERNING THE OWNER TRUSTEE

         Section 6.01.     Acceptance of Trusts and Duties.  The Owner Trustee  accepts the trusts hereby created and agrees to perform its  duties  hereunder  with  respect  to such  trusts  but only upon the terms of this  Trust  Agreement.  The Owner  Trustee  and the
Securities  Administrator  also agree to disburse all moneys actually  received by it constituting  part of the Owner Trust Estate upon the terms of the Basic  Documents and this Trust  Agreement.  The Owner Trustee  shall not be  answerable or  accountable  hereunder or under any Basic Document under any circumstances,  except (i) for its own willful misconduct,  gross negligence or bad faith or grossly negligent failure to act or (ii) in the case of the inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly made by the Bank.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a)      The Owner  Trustee  shall not be liable with respect to any action  taken or omitted to be taken by it in  accordance with the instructions of the Certificateholders permitted under this Trust Agreement;

         (b)      No provision of this Trust  Agreement or any Basic  Document  shall require the Owner Trustee to expend or risk funds or otherwise  incur any financial  liability in the  performance  of any of its rights,  duties or powers  hereunder or under any Basic
Document if the Owner Trustee shall have reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured or provided to it;

         (c)      Under no circumstances  shall the Owner Trustee be liable for  indebtedness  evidenced by or arising under any of the
Basic Documents, including the principal of and interest on the Notes;

         (d)      The Owner Trustee shall not be responsible  for or in respect of the validity or sufficiency of this Trust  Agreement or for the due execution  hereof by the Depositor or for the form,  character,  genuineness,  sufficiency,  value or validity of any of the Owner Trust Estate,  or for or in respect of the validity or  sufficiency  of the Basic  Documents,  the Notes,  the  Certificates,
other than the certificate of  authentication  on the  Certificates,  if executed and  authenticated by the Owner Trustee and the Owner
Trustee shall in no event assume or incur any  liability,  duty, or obligation  to any  Noteholder or to any  Certificateholder,  other than as expressly provided for herein or expressly agreed to in the Basic Documents;

         (e)      The Owner  Trustee shall not be liable for the default or misconduct of the  Depositor,  the Indenture  Trustee,  the
Securities  Administrator,  the Master  Servicer or the Servicer  under any of the Basic  Documents or otherwise  and the Owner Trustee shall have no obligation or liability to perform the  obligations of the Trust under this Trust  Agreement or the Basic  Documents that are required to be performed by the Indenture Trustee under the Indenture,  the Master Servicer under the Sale and Servicing  Agreement or the Seller under the Assignment Agreement.

         (f)      The Owner  Trustee  shall be under no  obligation  to  exercise  any of the  rights or powers  vested in it or duties imposed by this Trust  Agreement,  or to  institute,  conduct or defend any  litigation  under this Trust  Agreement or otherwise or in relation to this Trust Agreement or any Basic Document,  at the request,  order or direction of any of the  Certificateholders,  unless such  Certificateholders  have offered to the Owner Trustee  security or indemnity  satisfactory to it against the costs,  expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any  discretionary act  enumerated in this Trust  Agreement or in any Basic  Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

         Section 6.02.     Furnishing  of  Documents.  The Owner  Trustee  shall  furnish  to the  Noteholders,  Beneficial  Owners and
Certificateholders  promptly upon receipt of a written  reasonable  request  therefor,  duplicates  or copies of all reports,  notices, requests,  demands,  certificates,  financial  statements  and any other  instruments  furnished to the Owner  Trustee  under the Basic
Documents.

         Section 6.03.     Representations  and Warranties.  The Bank hereby represents and warrants to the Depositor,  for the benefit of the Certificateholders, that:

         (a)      It is a banking  corporation  duly  organized and validly  existing in good  standing  under the laws of the State of
Delaware.  It has all  requisite  corporate  power and  authority  to execute,  deliver and  perform its  obligations  under this Trust
Agreement;

         (b)      It has taken all corporate  action  necessary to authorize the execution and delivery by it of this Trust  Agreement, and this Trust  Agreement  will be executed and  delivered by one of its  officers who is duly  authorized  to execute and deliver this
Trust Agreement on its behalf;

         (c)      Neither the execution nor the delivery by it of this Trust Agreement,  nor the consummation by it of the transactions contemplated  hereby nor  compliance  by it with any of the terms or  provisions  hereof will  contravene  any federal or Delaware law, governmental  rule or regulation  governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter  documents or bylaws or any indenture,  mortgage,  contract,  agreement or instrument to which it is a party or by which any of its properties may be bound;

         (d)      This Trust Agreement assuming due authorization,  execution and delivery by the Depositor, constitutes a valid, legal and binding  obligation  of the Owner  Trustee,  enforceable  against it in  accordance  with the terms  hereof  subject to  applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the  enforcement of creditors'  rights  generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

         (e)      The  execution,  delivery,  authentication  and  performance  by it of this  Trust  Agreement  will not  require  the authorization,  consent or approval  of, the giving of notice to, the filing or  registration  with,  or the taking of any other action with respect to, any governmental authority or agency;

         (f)      The Bank is not in default  with  respect to any order or decree of any court or any order,  regulation  or demand of any Federal,  state,  municipal or  governmental  agency,  which default might have  consequences  that would  materially and adversely affect  the  condition  (financial  or other) or  operations  of the Bank or its  properties  or might  have  consequences  that  would materially adversely affect its performance hereunder; and

         (g)      No litigation is pending or, to the best of the Bank's  knowledge,  threatened  against the Bank which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

         Section 6.04.     Reliance;  Advice of Counsel.  (a) The Owner  Trustee  shall incur no liability to anyone in acting upon any signature,  instrument,  notice,  resolution,  request, consent, order, certificate,  report, opinion, note, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner  Trustee may accept a certified copy of a resolution  of the board of  directors or other  governing  body of any  corporate  party as  conclusive  evidence  that such resolution  has been duly  adopted by such body and that the same is in full force and  effect.  As to any fact or matter the method of determination  of which is not  specifically  prescribed  herein,  the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other  authorized  officers of the relevant party, as to such fact or matter and such  certificate  shall  constitute  full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b)      In the exercise or  administration  of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic  Documents,  the Owner Trustee (i) may act directly or through its agents,  attorneys,  custodians or nominees  (including  persons  acting under a power of attorney)  pursuant to agreements  entered into with any of them,  and the Owner
Trustee shall not be liable for the conduct or misconduct of such agents,  attorneys,  custodians or nominees (including persons acting under a power of attorney) if such persons have been  selected by the Owner  Trustee with  reasonable  care,  and (ii) may consult with counsel,  accountants  and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for  anything  done,  suffered  or omitted in good faith by it in  accordance  with the  opinion or advice of any such  counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

         Section 6.05.     Not Acting in  Individual  Capacity.  Except as provided in this Article VI, in accepting  the trusts hereby created  Wilmington  Trust Company acts solely as Owner Trustee  hereunder and not in its individual  capacity,  and all Persons having any claim against the Owner Trustee by reason of the  transactions  contemplated  by this Trust  Agreement or any Basic  Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         Section 6.06.     Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals  contained herein and in the
Certificates  (other than the  signatures of the Owner Trustee on the  Certificates)  shall not be taken as the statements of the Owner
Trustee,  and the Owner Trustee assumes no responsibility  for the correctness  thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Trust  Agreement,  of any Basic  Document or of the  Certificates  (other than the signatures of the Owner  Trustee  on the  Certificates)  or the Notes,  or of any  Related  Documents.  The Owner  Trustee  shall at no time have any responsibility  or liability  with respect to the  sufficiency  of the Owner Trust Estate or its ability to generate the payments to be distributed to  Certificateholders  under this Trust  Agreement or the  Noteholders  under the Indenture,  including  compliance by the
Depositor or the Seller with any warranty or  representation  made under any Basic Document or in any related  document or the accuracy of any such warranty or  representation,  or any action of the Securities  Administrator or the Indenture  Trustee taken in the name of the Owner Trustee.

         Section 6.07.     Owner Trustee May Own  Certificates  and Notes.  The Owner Trustee in its  individual or any other  capacity may,  subject to Section 3.05,  become the owner or pledgee of Certificates or Notes and may deal with the Depositor,  the Seller,  the
Securities Administrator and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

         Section 6.08.     Payments  from Owner Trust Estate.  All payments to be made by the Owner Trustee under this Trust  Agreement or any of the Basic  Documents  to which the Owner  Trustee is a party  shall be made only from the income  and  proceeds  of the Owner
Trust  Estate or from other  amounts  required  to be provided  by the  Certificateholders  and only to the extent that the Owner Trust shall have received income or proceeds from the Owner Trust Estate or the  Certificateholders  to make such payments in accordance with the terms hereof.  Wilmington Trust Company, in its individual  capacity,  shall not be liable for any amounts payable under this Trust
Agreement or any of the Basic Documents to which the Owner Trustee is a party.

         Section 6.09.     Doing Business in Other Jurisdictions.  Notwithstanding  anything contained herein to the contrary,  neither
Wilmington  Trust  Company nor the Owner Trustee  shall be required to take any action in any  jurisdiction  other than in the State of
Delaware if the taking of such action will, even after the  appointment of a co-trustee or separate  trustee in accordance with Section
9.05 hereof,  (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration  with or the taking of any other action in respect of, any state or other  governmental  authority or agency of any jurisdiction  other than the
State of Delaware;  (ii) result in any fee, tax or other  governmental  charge under the laws of the State of Delaware becoming payable by Wilmington  Trust Company;  or (iii) subject  Wilmington Trust Company to personal  jurisdiction in any jurisdiction  other than the
State of Delaware for causes of action  arising  from acts  unrelated to the  consummation  of the  transactions  by  Wilmington  Trust
Company or the Owner Trustee, as the case may be, contemplated hereby.

         Section 6.10.     Liability of Securities  Administrator.  All  provisions  affording  protection or rights to or limiting the liability  of the Owner  Trustee,  including  the  provisions  of this  Agreement  permitting  the Owner  Trustee to  resign,  merge or consolidate, shall inure as well to the Securities Administrator.

                                                              ARTICLE VII

                                                     COMPENSATION OF OWNER TRUSTEE

         Section 7.01.     Owner Trustee Fees and Expenses.  The Owner Trustee shall receive from the Sponsor as  compensation  for its services  hereunder  such fees as have been  separately  agreed  upon by the Owner  Trustee  and the  Sponsor  before the date  hereof.
Additionally,  the Owner Trustee shall be reimbursed  from amounts on deposit in the Note Account,  in accordance  with Section 6.07 of the  Indenture for its  reasonable  expenses  hereunder and under the other Basic  Documents,  including the  reasonable  compensation, expenses  and  disbursements  of such  agents,  representatives,  experts and counsel as the Owner  Trustee  may  reasonably  employ in connection with the exercise and performance of its rights and its duties hereunder and under the other Basic Documents.

         Section 7.02.     Indemnification.  The Sponsor shall indemnify,  defend and hold harmless the Owner Trustee and the Depositor and their respective successors,  assigns, agents and servants (collectively,  the "Indemnified Parties") from and against, any and all liabilities,  obligations,  losses,  damages,  taxes,  claims,  actions  and suits,  and any and all  reasonable  costs,  expenses  and disbursements  (including  reasonable legal fees and expenses) of any kind and nature whatsoever  (collectively,  "Expenses") which may at any time be imposed on, incurred by, or asserted  against any Indemnified  Party in any way relating to or arising out of this Trust
Agreement,  the other Basic Documents,  the Owner Trust Estate,  the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee or the Depositor, hereunder, provided, that:

                  (i)      the Sponsor shall not be liable for or required to indemnify an Indemnified  Party, as applicable,  from and against  Expenses  arising or resulting from such Indemnified  Party's own willful  misconduct,  gross negligence or bad faith or, as to the Owner  Trustee or the  Depositor,  as a result of any  inaccuracy of a  representation  or warranty of the Owner
         Trustee  contained in Section 6.03 expressly made by the Owner Trustee or warranty of the Depositor  contained in Section 2.10 expressly made by the Depositor;

                  (ii)     with respect to any such claim,  the  Indemnified  Party shall have given the Sponsor written notice thereof promptly after the Indemnified Party shall have actual knowledge  thereof;  provided that failure to deliver such notice shall not affect an Indemnified Party's right to indemnification hereunder,

                  (iii)    while  maintaining  control over its own defense,  the Sponsor shall consult with the  Indemnified  Party in preparing such defense; and

                  (iv)     notwithstanding  anything in this Agreement to the contrary,  the Sponsor shall not be liable for settlement of any claim by an  Indemnified  Party  entered  into  without the prior  consent of the Sponsor  which  consent  shall not be unreasonably withheld.

         The  indemnities  contained  in this  Section  shall  survive  the  resignation  or  termination  of the Owner  Trustee or the termination of this Trust  Agreement.  In the event of any claim,  action or proceeding for which  indemnity will be sought pursuant to this Section 7.02, the Owner  Trustee's or the  Depositor's  choice of legal counsel,  if other than the legal counsel  retained by the
Owner  Trustee or the  Depositor  in  connection  with the  execution  and  delivery of this Trust  Agreement,  shall be subject to the approval of the Sponsor,  which approval shall not be unreasonably  withheld. In addition,  upon written notice to the Owner Trustee or the  Depositor and with the consent of the Owner  Trustee or the  Depositor,  as  applicable,  which consent shall not be  unreasonably withheld,  the  Sponsor  has the right to assume  the  defense of any  claim,  action or  proceeding  against  such party with  counsel reasonably satisfactory to the Owner Trustee or the Depositor, as applicable.
                                                             ARTICLE VIII

                                                    TERMINATION OF TRUST AGREEMENT

         Section 8.01.     Termination  of Trust  Agreement.  (a) This Trust  Agreement  (other than  Article  VII) and the Trust shall terminate  and be of no further  force or effect upon the  earliest of (i) the final  distribution  of all moneys or other  property or proceeds of the Owner Trust Estate in accordance  with the terms of the Indenture and this Trust  Agreement,  (ii) the  distribution of all of the assets of the Owner Trust Estate, in accordance with written  instructions  provided to the Securities  Administrator by the
Majority  Certificateholder,  following  the optional  redemption  of the Notes by the Issuing  Entity  pursuant to Section 8.07 of the
Indenture;  provided  in each case that all amounts  owing to the  Noteholders  to the extent  payable  from the Owner Trust  Estate or proceeds  thereof  have  been  paid in full and that all  obligations  under  the  Indenture  have  been  discharged.  The  bankruptcy, liquidation,  dissolution,  death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the
Trust or (y)  entitle  such  Certificateholder's  legal  representatives  or heirs to claim  an  accounting  or to take any  action  or proceeding  in any court for a  partition  or winding  up of all or any part of the Trust or the Owner  Trust  Estate or (z)  otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b)      Except as provided in Section 8.01(a),  neither the Depositor nor any  Certificateholder  shall be entitled to revoke or terminate the Trust.

         (c)      Notice of any  termination of the Trust,  specifying the Payment Date upon which  Certificateholders  shall surrender their  Certificates to the Securities  Administrator  for payment of the final  distribution  and  cancellation,  shall be given by the
Securities  Administrator  by letter to  Certificateholders  mailed within five Business Days of receipt of notice of the final payment on the Notes from the  Securities  Administrator,  stating (i) the  Payment  Date upon or with  respect to which  final  payment of the
Certificates  shall be made upon presentation and surrender of the Certificates at the office of the Securities  Administrator  therein designated,  (ii) the amount of any such final payment and (iii) that the Record Date otherwise  applicable to such Payment Date is not applicable,  payments  being made only upon  presentation  and  surrender  of the  Certificates  at the  Corporate  Trust Office of the
Securities  Administrator.  The Securities  Administrator  shall give such notice to the Owner Trustee at the time such notice is given to  Certificateholders.  Upon  presentation  and  surrender  of the  Certificates,  the  Securities  Administrator  shall  cause  to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the  Certificateholders  shall not surrender their  Certificates for  cancellation  within six months after the date specified in the above mentioned  written  notice,  the Securities  Administrator  shall give a second written notice to the remaining  Certificateholders  to surrender their  Certificates for cancellation  and receive the final  distribution  with respect thereto.  Subject to  applicable  laws with respect to escheat of funds,  if within one year  following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.03 of the Indenture,  all the Certificates  shall not have been surrendered for  cancellation,  the Securities  Administrator  may take appropriate  steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders  concerning surrender of their Certificates,  and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust  Agreement.  Any funds remaining in the Certificate  Distribution
Account after  exhaustion of such remedies  shall be  distributed  by the  Securities  Administrator  to the Holders of the Owner Trust
Certificates.

         (d)      Upon the winding up of the Trust and its  termination,  and notice  thereof by the  Majority  Certificateholder,  the
Owner  Trustee  shall cause the  Certificate  of Trust to be cancelled by filing a certificate  of  cancellation  with the Secretary of
State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

                                                              ARTICLE IX

                                        SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         Section 9.01.     Eligibility  Requirements  for  Owner  Trustee.  The  Owner  Trustee  shall at all  times  be a  corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute;  authorized to exercise  corporate trust powers;  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or examination by federal or state  authorities;  and having (or having a parent that has) a rating of at least Baa3 by Moody's or is otherwise  acceptable to the Rating  Agencies.  If such corporation  shall publish reports of condition at least annually  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Owner
Trustee shall cease to be eligible in accordance  with the provisions of this Section 9.01, the Owner Trustee shall resign  immediately in the manner and with the effect specified in Section 9.02.

         Section 9.02.     Replacement  of Owner  Trustee.  The Owner Trustee may at any time resign and be discharged  from the trusts hereby created by giving 30 days prior written notice thereof to the Depositor,  the Sponsor and the Majority  Certificateholder.  Upon
receiving  such notice of  resignation,  the Majority  Certificateholder  shall promptly  appoint a successor  owner trustee by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning Owner Trustee and to the successor owner trustee.  If no successor owner trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Owner Trustee may petition any court of competent  jurisdiction  for the  appointment of a successor owner trustee.

         The Majority  Certificateholder  may at any time remove the Owner Trustee and appoint a successor  owner  trustee  meeting the requirements of Section 9.01 by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning
Owner Trustee and to the successor owner trustee and the Indenture Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance  with the  provisions of Section 9.01 and shall fail to resign after  written  request  therefor by the Majority  Certificateholder,  or if at any time the Owner  Trustee  shall be legally unable to act, or shall be adjudged  bankrupt or insolvent,  or a receiver of the Owner Trustee or of its property  shall be appointed, or any  public  officer  shall  take  charge or  control  of the Owner  Trustee  or of its  property  or  affairs  for the  purpose  of rehabilitation, conservation or liquidation, then the Majority Certificateholder may remove the Owner Trustee.

         Any  resignation  or removal of the Owner  Trustee  and  appointment  of a  successor  owner  trustee  pursuant  to any of the provisions of this Section shall not become  effective  until  acceptance of  appointment  by the successor  owner trustee  pursuant to
Section 9.03 and payment of all fees and expenses  owed to the outgoing  Owner  Trustee.  The  Servicer  shall  provide  notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         Section 9.03.     Successor  Owner  Trustee.  Any successor  owner trustee  appointed  pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture  Trustee and to its predecessor  Owner Trustee an instrument  accepting such appointment under this Trust  Agreement,  and thereupon the  resignation or removal of the  predecessor  Owner Trustee shall become  effective,  and such successor owner trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  under this Trust  Agreement,  with like  effect as if  originally  named as Owner  Trustee.  The predecessor  Owner  Trustee  shall upon payment of its fees and expenses  deliver to the  successor  owner  trustee all  documents  and statements  and monies held by it under this Trust  Agreement;  and the  predecessor  Owner  Trustee  shall  execute  and deliver  such instruments  and do such other things as may  reasonably  be required for fully and certainly  vesting and  confirming in the successor owner trustee all such rights, powers, duties and obligations.

         No successor  owner trustee shall accept  appointment  as provided in this Section 9.03 unless at the time of such  acceptance such successor owner trustee shall be eligible pursuant to Section 9.01.

         Upon  acceptance  of  appointment  by a successor  owner trustee  pursuant to this Section 9.03,  the Owner Trustee shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies.

         Section 9.04.     Merger or  Consolidation  of Owner  Trustee.  Any  Person  into  which the  Owner  Trustee  may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the
Owner Trustee shall be a party,  or any Person  succeeding to all or  substantially  all of the corporate  trust  business of the Owner
Trustee,  shall be the successor of the Owner Trustee  hereunder,  without the execution or filing of any instrument or any further act on the part of any of the parties  hereto,  anything  herein to the  contrary  notwithstanding;  provided,  that such  Person  shall be eligible pursuant to Section 9.01 and, provided,  further,  that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         Section 9.05.     Appointment  of  Co-Trustee  or  Separate  Trustee.  Notwithstanding  any  other  provisions  of this  Trust
Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Owner Trust
Estate may at the time be located,  the Owner  Trustee shall have the power and shall  execute and deliver all  instruments  to appoint one or more Persons to act as co-trustee,  jointly with the Owner Trustee,  or as separate  trustee or trustees,  of all or any part of the Owner Trust Estate,  and to vest in such Person, in such capacity,  such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers,  duties,  obligations,  rights and trusts as the Owner Trustee may consider necessary or desirable.  No  co-trustee or separate  trustee  under this Trust  Agreement  shall be required to meet the terms of  eligibility  as a successor  owner trustee  pursuant to Section 9.01 and no notice of the  appointment  of any  co-trustee  or separate  trustee shall be required pursuant to Section 9.03.

         Each separate  trustee and  co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

         (a)      All rights,  powers,  duties and obligations  conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate  trustee or co-trustee  jointly (it being  understood  that such separate trustee or co-trustee is not authorized to act  separately  without the Owner Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed,  the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including the holding of title to the Owner Trust Estate or any portion  thereof in any such  jurisdiction)  shall be exercised and performed  singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b)      No trustee  under this Trust  Agreement  shall be  personally  liable by reason of any act or  omission  of any other trustee under this Trust Agreement; and

         (c)      The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any  notice,  request  or other  writing  given to the Owner  Trustee  shall be deemed to have been  given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee  shall refer to this Trust  Agreement and the conditions of this Article.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Owner Trustee or  separately,  as may be provided  therein,  subject to all the  provisions  of this Trust  Agreement, specifically  including every provision of this Trust  Agreement  relating to the conduct of,  affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

         Any separate  trustee or  co-trustee  may at any time  appoint the Owner  Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this Trust  Agreement  on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                                               ARTICLE X

                                                             MISCELLANEOUS

         Section 10.01.    Amendments.  (a) This Trust  Agreement  may be amended from time to time by the parties  hereto as specified in this Section,  provided that any  amendment,  except as provided in  subparagraph  (e) below,  be  accompanied  by (a) an Opinion of
Counsel  addressed to the Owner Trustee and the Securities  Administrator  and obtained by the party  requesting  such amendment to the effect  that  such  amendment  (i)  complies  with  the  provisions  of this  Section  and  (ii)  if NIC  OTC  LLC is not the  Majority
Certificateholder,  would not cause the  Trust to be  subject  to an entity  level  tax for  federal  income  tax  purposes  and (b) an
Officer's  Certificate of the Sponsor that such amendment shall not cause the Trust to fail to qualify as a "qualified  special purpose entity" under Financial Accounting Standards No. 140.

         (b)      If the purpose of the amendment (as detailed therein) is to correct any mistake,  eliminate any  inconsistency,  cure any  ambiguity  or deal with any matter not  covered  (i.e.  to give effect to the intent of the parties  and,  if  applicable,  to the expectations  of the  Holders),  it shall not be  necessary  to obtain  the  consent  of any  Holders,  but the Owner  Trustee  and the
Securities  Administrator  shall be furnished with (A) a letter from each of the Rating  Agencies that the amendment will not result in the  downgrading  or withdrawal of the rating then assigned to any Note or the rating then assigned to any  Outstanding  Note or (B) an
Opinion of Counsel  obtained by the party  requesting  the  amendment to the effect that such action will not  adversely  affect in any material respect the interests of any Holders.

         (c)      If the  purpose of the  amendment  is to prevent  the  imposition  of any federal or state taxes at any time that any
Security is  outstanding,  it shall not be  necessary  to obtain the consent of any Holder,  but the Owner  Trustee and the  Securities
Administrator  shall be furnished  with an Opinion of Counsel  obtained by the Sponsor  that such  amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Holder.

         If the  purpose  of the  amendment  is to add or  eliminate  or change  any  provision  of the Trust  Agreement  other than as contemplated  in (b) and (c) above,  the  amendment  shall  require  (A) an Opinion of Counsel  obtained  by the party  requesting  the amendment  to the effect  that such action will not  adversely  affect in any  material  respect  the  interests  of any Holders of the
Outstanding  Notes and  Certificates and (B) either (a) a letter from each of the Rating Agencies that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Outstanding  Note or the rating then assigned to any Outstanding  Note or (b) the consent of Holders of Certificates  evidencing a majority  Percentage  Interest of the Certificates and, if any, the Holders
of not less than 50% of the Certificate  Percentage  Interest of the  Certificates  registered in the name of any Person other than the
Seller or any of its Affiliates;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing  of,  payments  received  that  are  required  to be  distributed  on  any  Certificate  without  the  consent  of  the  related
Certificateholder,  or (ii) reduce the aforesaid  percentage of  Certificates  the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

         (d)      If the purpose of the  amendment is to provide for the holding of any of the  Certificates  in  book-entry  form,  it shall require the consent of Holders of all such  Certificates  then  outstanding;  provided,  that the Opinion of Counsel specified in subparagraph (a) above shall not be required.

         (e)      If the purpose of the amendment is to provide for the issuance of additional  certificates  representing  an interest in the Trust,  it shall not be necessary to obtain the consent of any Holder,  but the Owner Trustee and the  Securities  Administrator
shall be furnished with (A) an Opinion of Counsel  obtained by the Sponsor to the effect that such action will not adversely  affect in any material  respect the  interests of any Holders,  (B) an Opinion of Counsel  obtained by the Sponsor to the effect that such action will not cause the Trust to be (i) treated as an  association  taxable as a  corporation  for  federal  income tax and  relevant  state income and  franchise  tax  purposes or (ii)  taxable as a "publicly  traded  partnership"  as defined in Treasury  Regulation  section
1.7704-1 for federal income tax purposes and relevant  state  franchise or income tax purposes and (C) a letter from each of the Rating
Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any Notes or the rating then assigned to the Notes.

         (f)      Promptly after the execution of any such amendment or consent,  the Sponsor shall furnish written notification of the substance of such amendment or consent to each  Certificateholder,  the Indenture  Trustee and, if any Notes are  Outstanding,  each of the Rating  Agencies.  It shall not be  necessary  for the consent of  Certificateholders  or the  Indenture  Trustee  pursuant to this
Section 10.01 to approve the  particular  form of any proposed  amendment or consent,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents (and any other consents of  Certificateholders  provided for in
this  Trust  Agreement  or  in  any  other  Basic  Document)  and  of  evidencing  the   authorization  of  the  execution  thereof  by
Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         (g)      In connection  with the  execution of any  amendment to any agreement to which the Trust is a party,  other than this
Trust  Agreement,  the Owner  Trustee and the  Securities  Administrator  shall be entitled  to receive and  conclusively  rely upon an
Opinion of Counsel to the effect that such  amendment is authorized or permitted by the  documents  subject to such  amendment and that all conditions  precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee,  as the case may be, have been satisfied.

         (h)      No amendment or agreement affecting the rights or duties of the Owner Trustee or the Securities  Administrator may be
entered into without the consent of the affected party.

         (j)      Notwithstanding  the  foregoing  but subject to clause (i) above,  any  amendment  subsequent to the discharge of the
Indenture  requested in writing by the Holders of  Certificates  representing  more than 50% of the  aggregate  Certificate  Percentage
Interest  shall be entered  into by the parties  hereto  without  further  action and, if any,  the Holders of not less than 50% of the
Certificate  Percentage  Interest  of the  Certificates  registered  in the name of any  Person  other  than the  Seller  or any of its
Affiliates.

         Promptly after the execution of any amendment to the  Certificate  of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

         Section 10.02.    No Legal Title to Owner Trust Estate. The  Certificateholders  shall not have legal title to any part of the
Owner  Trust  Estate  solely by virtue of their  status as a  Certificateholder.  The  Certificateholders  shall be entitled to receive distributions  with respect to their undivided  beneficial  interest  therein only in accordance with Articles V and VIII. No transfer, by operation of law or otherwise,  of any right, title or interest of the  Certificateholders to and in their ownership interest in the
Owner Trust Estate shall operate to terminate this Trust  Agreement or the trusts  hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         Section 10.03.    Limitations  on Rights of Others.  Except for Section  2.07,  the  provisions  of this Trust  Agreement  are solely for the benefit of the Owner Trustee, the Depositor,  the  Certificateholders  and, to the extent expressly provided herein, the
Indenture  Trustee and the  Noteholders,  and nothing in this Trust  Agreement  (other than Section 2.07),  whether express or implied, shall be construed to give to any other Person any legal or equitable  right,  remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

         Section 10.04.    Notices.  (a) Unless otherwise  expressly  specified or permitted by the terms hereof,  all notices shall be in writing and shall be deemed given upon receipt,  to the Owner Trustee at: Wilmington Trust Company,  Rodney Square North, 1100 North
Market Street, Wilmington,  Delaware 19890; Attention:  Corporate Trust Administration;  to the Depositor at: Bear Stearns Asset Backed
Securities I LLC, 383 Madison  Avenue,  New York,  New York 10179,  Attention:  General  Counsel,  with a copy to Newcastle  Investment
Corp., 1345 Avenue of the Americas, New York, New York 10105, Attention:  Debra Hess; to the Securities  Administrator at the Corporate
Trust Office; to the Securities  Administrator at: Sixth Street and Marquette Avenue,  Minneapolis,  Minnesota 55479; to Moody's at: 99
Church Street, New York, New York 10007;  Attention:  Residential  Mortgage  Monitoring Unit; and to S&P at: 55 Water Street, New York,
New York 10041;  or, as to each party,  at such other address as shall be  designated  by such party in a written  notice to each other party.

         (b)      Any notice  required or permitted to be given to a  Certificateholder  shall be given by  first-class  mail,  postage prepaid,  at the address of such Holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed in this
Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         (c)      A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

         Section 10.05.    Severability.   Any  provision  of  this  Trust  Agreement  that  is  prohibited  or  unenforceable  in  any jurisdiction  shall,  as to  such  jurisdiction,  be  ineffective  to the  extent  of  such  prohibition  or  unenforceability  without invalidating the remaining  provisions  hereof, and any such prohibition or  unenforceability  in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 10.06.    Separate   Counterparts.   This  Trust  Agreement  may  be  executed  by  the  parties  hereto  in  separate counterparts,  each of which when so executed and delivered shall be an original,  but all such counterparts shall together  constitute but one and the same instrument.

         Section 10.07.    Successors and Assigns.  All  representations,  warranties,  covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor,  the Owner Trustee and its successors,  and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice,  direction,  consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 10.08.    No Petition.  The Owner  Trustee,  by entering  into this Trust  Agreement  and each  Certificateholder,  by accepting a  Certificate,  hereby  covenant and agree that they will not at any time institute  against the Depositor or the Trust,  or join in any  institution  against the Depositor or the Trust of, any  bankruptcy  proceedings  under any United States federal or state bankruptcy or similar law in connection with any obligations to the  Certificates,  the Notes, this Trust Agreement or any of the Basic
Documents. This Section shall survive for one year following the termination of this Trust Agreement.

         Section 10.09.    No Recourse.  Each Certificateholder by accepting a Certificate  acknowledges that such  Certificateholder's
Certificates  represent beneficial  interests in the Trust only and do not represent interests in or obligations of the Depositor,  the
Seller,  the Owner Trustee,  the Indenture  Trustee,  the Securities  Administrator or any Affiliate thereof and no recourse may be had against such parties or their assets,  except as may be expressly set forth or contemplated in this Trust  Agreement,  the Certificates or the Basic Documents.

         Section 10.10.    Headings.  The headings of the various  Articles and Sections  herein are for  convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11.    GOVERNING  LAW.  THIS  TRUST  AGREEMENT  SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE  STATE OF
DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL
BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12.    Integration.  This Trust Agreement  constitutes the entire agreement among the parties hereto  pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         Section 10.13.    Obligations.  The  execution  and delivery of this Trust  Agreement by Wells Fargo Bank,  N.A. is not in its
individual  capacity but solely in its capacity as Securities  Administrator,  and solely for purposes of its appointment and agreement to serve as Securities  Administrator.  The Securities  Administrator  shall have no duties or obligations  under this Agreement except for those duties expressly set forth in this Agreement as duties of the Securities  Administrator,  and no implied duties shall be read into this  Agreement on the part of the  Securities  Administrator.  In entering  into this  Agreement  and with respect to all matters arising  under this  Agreement,  the  Securities  Administrator  shall enjoy and be protected by all of the rights,  powers,  benefits, immunities,  indemnities  and other  protections  granted to it under Article VI of the  Indenture,  whether  acting in its capacity as
Securities Administrator.

         IN WITNESS  WHEREOF,  the parties hereto have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized, all as of the day and year first above written.

                                                                  BEAR  STEARNS  ASSET  BACKED  SECURITIES  I LLC, as
                                                                  Depositor

                                                                  By:  ______________________________________
                                                                  Name:
                                                                  Title:

                                                                  WILMINGTON TRUST COMPANY, as Owner Trustee

                                                                  By:  ______________________________________
                                                                  Name:
                                                                  Title:

                                                                  WELLS FARGO BANK, N.A., as Securities Administrator

                                                                  By:  ______________________________________
                                                                  Name:
                                                                  Title:

For purposes of Sections 3.04,  3.05,  5.03, 7.01 and
7.02:
NEWCASTLE INVESTMENT CORP., as Sponsor

By:  ______________________________________
Name:
Title:

                                                               EXHIBIT A

                                                       FORM OF TRUST CERTIFICATE

                                                                [FACE]

         THIS CERTIFICATE IS SUBORDINATE TO THE NOTES AS DESCRIBED IN THE INDENTURE.

         NO TRANSFER OF THIS  CERTIFICATE  SHALL BE MADE UNLESS THE  SECURITIES  ADMINISTRATOR  SHALL HAVE  RECEIVED A  CERTIFICATE  OF
NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S STATUS AS A U.S. PERSON OR CORPORATION UNDER U.S. LAW.

         NO TRANSFER OF THIS  CERTIFICATE  SHALL BE MADE UNLESS THE SECURITIES  ADMINISTRATOR  HAS RECEIVED  PROOF OF THE  TRANSFEREE'S
STATUS AS A REIT, A QUALIFIED  REIT  SUBSIDIARY  OR BY AN ENTITY THAT IS  WHOLLY-OWNED  BY A REIT OR A QUALIFIED  REIT  SUBSIDIARY  AND
DISREGARDED FOR FEDERAL INCOME TAX PURPOSES, WITHIN THE MEANING OF SECTION 856(A) OR SECTION 856(I) OF THE CODE.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE TRUST AGREEMENT REFERRED TO HEREIN.

         NO  TRANSFER  OF THIS  CERTIFICATE  SHALL BE MADE  UNLESS  THE  SECURITIES  ADMINISTRATOR  SHALL  HAVE  RECEIVED  EITHER (i) A
REPRESENTATION  LETTER FROM THE TRANSFEREE OF THIS  CERTIFICATE TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR
OTHER PLAN SUBJECT TO THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE  "CODE"),  OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OR
(ii) IF THIS  CERTIFICATE  IS  PRESENTED  FOR  REGISTRATION  IN THE NAME OF A PLAN  SUBJECT TO ERISA,  OR SECTION  4975 OF THE CODE (OR
COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT  ENACTMENTS),  OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF
ANY SUCH PLAN TO EFFECT SUCH  ACQUISITION,  AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OF CERTIFICATES IS PERMISSIBLE  UNDER
APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR RESULT IN ANY  PROHIBITED  TRANSACTION  UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE  DEPOSITOR,  THE SELLER,  THE SERVICER,  THE OWNER  TRUSTEE,  THE SECURITIES  ADMINISTRATOR  OR THE MASTER  SERVICER TO ANY
OBLIGATION  OR  LIABILITY  (INCLUDING  OBLIGATIONS  OR  LIABILITIES  UNDER  ERISA OR  SECTION  4975 OF THE CODE) IN  ADDITION  TO THOSE
UNDERTAKEN  IN THE TRUST  AGREEMENT,  WHICH  OPINION  OF  COUNSEL  SHALL NOT BE AN EXPENSE OF THE  DEPOSITOR,  THE OWNER  TRUSTEE,  THE
SECURITIES ADMINISTRATOR, THE SELLER, THE SERVICER OR THE MASTER SERVICER.

         THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE SECURITIES  ADMINISTRATOR,  THE DEPOSITOR,
THE MASTER SERVICER,  THE INDENTURE TRUSTEE, OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY PROVIDED
IN THE TRUST AGREEMENT OR THE BASIC DOCUMENTS.

Certificate No.                                              Certificate  Percentage  Interest of this
                                                             Certificate:______%
Cut-off Date: June 1, 2007

Date of Amended  and  Restated  Trust                        First Payment Date:
Agreement:  July 12,  2007                                   July 25, 2007

Servicer: Nationstar Mortgage LLC                            Certificate Interest Rate: Variable

                                              NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1

         Evidencing a fractional  undivided  beneficial interest in the Owner Trust Estate, the property of which consists primarily of the Mortgage Loans in Newcastle  Mortgage  Securities  Trust 2007-1 (the "Trust"),  a Delaware  statutory  trust formed by Bear Stearns
Asset Backed Securities I LLC, as depositor, pursuant to the Trust Agreement referred to below.

         This certifies that ________________ is the registered owner of the Percentage Interest represented hereby.

         The Trust was created pursuant to a Trust Agreement,  dated as of July____,  2007,  between the Depositor and Wilmington Trust
Company,  as owner trustee (the "Owner  Trustee",  which term includes any successor entity under the Trust Agreement) (the "Short Form
Trust  Agreement")  as amended  and  restated by the Amended and  Restated  Trust  Agreement  dated as of July 12, 2007 (as amended and supplemented from time to time,  together with the Short Form Trust Agreement,  the "Trust  Agreement") among the Depositor,  the Owner
Trustee and the Securities  Administrator,  a summary of certain of the pertinent  provisions of which is set forth  hereinafter.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Trust  Agreement,  to which Trust  Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         This Certificate is one of a duly authorized  issue of Trust  Certificates,  Series 2007-1 (herein called the  "Certificates")
issued  under the Trust  Agreement  to which  reference  is hereby made for a statement  of the  respective  rights  thereunder  of the
Depositor,  the Owner  Trustee  and the  Holders of the  Certificates  and the terms  upon  which the  Certificates  are  executed  and delivered.  All terms used in this  Certificate  which are defined in the Trust Agreement  shall have the meanings  assigned to them in the Trust  Agreement.  The Owner Trust Estate consists of the Mortgage Loans in the Newcastle  Mortgage  Securities  Trust 2007-1.  The
rights of the Holders of the Certificates are subordinated to the rights of the Holders of the Notes, as set forth in the Indenture.

         There will be  distributed  on the 25th day of each month or, if such 25th day is not a Business  Day,  the next  Business Day
(each,  a "Payment  Date"),  commencing  on July 25, 2007, to the Person in whose name this  Certificate  is registered at the close of business on the last Business Day of the month immediately  preceding such Payment Date (the "Record Date"),  such  Certificateholder's
Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date.

         The Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the
Note Account that have been released  from the Lien of the  Indenture  for payment  hereunder and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the  Certificateholders  for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

         The  Holder of this  Certificate  acknowledges  and  agrees  that its  rights to  receive  distributions  in  respect  of this
Certificate  are  subordinated  to the rights of the  Noteholders as described in the Indenture,  dated as of July 12, 2007,  among the
Trust, Wells Fargo Bank, N.A., as Securities Administrator and The Bank of New York, as Indenture Trustee (the "Indenture").

         The Depositor and each Certificateholder,  by acceptance of a Certificate,  agree to treat, and to take no action inconsistent with the treatment of, the Certificates for federal, state and local income tax purposes as an equity interest in the Trust.

         Each Certificateholder,  by its acceptance of a Certificate,  covenants and agrees that such Certificateholder will not at any time  institute  against  the  Depositor,  or  join  in any  institution  against  the  Depositor  or the  Trust  of,  any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings  under any United States federal or state bankruptcy or similar law in connection with any obligations  relating to the  Certificates,  the Notes,  the Trust Agreement or any of
the Basic Documents.

         Distributions  on this  Certificate  will be made as provided in the Trust Agreement by the Securities  Administrator  by wire transfer or check mailed to the  Certificateholder  of record in the Certificate Register without the presentation or surrender of this
Certificate or the making of any notation hereon.  Except as otherwise provided in the Trust Agreement and  notwithstanding  the above, the final  distribution  on this  Certificate  will be made after due notice by the  Securities  Administrator  of the pendency of such distribution  and only upon  presentation  and  surrender of this  Certificate  at the office or agency  maintained  by the  Securities
Administrator for that purpose by the Trust, as provided in Section 3.09 of the Trust Agreement.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified in such notice.

         The Mortgage Loans are subject to purchase in whole,  but not in part, by the Majority  Certificateholder  on any Payment Date
on or after the Payment Date on which the sum of the aggregate  Scheduled  Principal Balance of the Mortgage Loans as of the end of the
prior Due Period is 10% or less of the Cut-off Date Scheduled Principal Balance of the Mortgage Loans.

         No transfer,  sale,  pledge or other  disposition of a Certificate  shall be made unless such transfer,  sale, pledge or other disposition is exempt from the  registration  requirements of the Securities Act and any applicable state securities laws or is made in accordance  with said Act and laws.  In the event of any such  transfer,  the  Securities  Administrator  shall prior to such  transfer require the transferee to execute (A) either (i) (a) an investment  letter in  substantially  the form attached to the Trust  Agreement as Exhibit C (or in such form and substance  reasonably  satisfactory to the Securities  Administrator)  which investment  letter shall not be an expense of the Trust, the Owner Trustee, the Master Servicer, the Securities  Administrator,  the Seller, the Servicer or the
Depositor and which investment  letter states that,  among other things,  such transferee (1) is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule
144A,  and (2) is aware that the  proposed  transferor  intends  to rely on the  exemption  from  registration  requirements  under the
Securities  Act of 1933,  as amended,  provided  by Rule 144A or (ii) (a) a written  Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the  Securities  Administrator  that such  transfer may be made pursuant to an  exemption,  describing  the applicable  exemption and the basis therefor,  from said Act and laws or is being made pursuant to said Act and laws,  which Opinion of
Counsel shall not be an expense of the Trust, the Owner Trustee,  the Master Servicer,  the Securities  Administrator,  the Seller, the
Servicer or the  Depositor and (b) the  transferee  executes a  representation  letter,  substantially  in the form of Exhibit E to the
Trust Agreement,  and the transferor executes a representation  letter,  substantially in the form of Exhibit F to the Trust Agreement, each  acceptable to and in form and substance  satisfactory  to the  Securities  Administrator  certifying the facts  surrounding  such transfer,  which representation  letters shall not be an expense of the Trust, the Owner Trustee,  the Master Servicer,  the Securities
Administrator,  the Seller,  the Servicer or the Depositor and (B) the  Certificate of Non-Foreign  Status (in  substantially  the form attached to the Trust  Agreement as Exhibit D)  acceptable  to and in form and  substance  reasonably  satisfactory  to the  Securities
Administrator,  which  certificate  shall not be an  expense of the Trust,  the Owner  Trustee,  the  Securities  Administrator  or the
Depositor.  The Holder of a Certificate  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trust,  the
Owner Trustee,  the Indenture  Trustee,  the Securities  Administrator,  the Securities  Administrator,  the Servicer and the Depositor
against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of  Certificates  or any interest  therein shall be made to any Person unless the Owner  Trustee,  the  Securities
Administrator,  the Master Servicer and the Servicer are provided with an Opinion of Counsel which  establishes to the  satisfaction of the Owner  Trustee,  the  Securities  Administrator,  the Master  Servicer  and the  Servicer  that the  purchase  of  Certificates  is permissible  under applicable law, will not constitute or result in any prohibited  transaction under ERISA or Section 4975 of the Code and will not subject  the  Depositor,  the Owner  Trustee,  the Master  Servicer,  the  Securities  Administrator,  the Sponsor and the
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken in the Trust  Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner Trustee,  the
Master Servicer, the Securities  Administrator,  the Sponsor and the Servicer. In lieu of such Opinion of Counsel, a Person may provide a  certification  in the  form  of  Exhibit  G to the  Trust  Agreement,  which  the  Depositor,  the  Owner  Trustee,  the  Securities
Administrator,  the Master  Servicer and the Servicer may rely upon without  further  inquiry or  investigation.  Neither an Opinion of
Counsel nor a  certification  will be required in  connection  with the initial  transfer of any such  Certificate  by the Seller to an affiliate of the Seller (in which case, the Seller or any affiliate  thereof shall have deemed to have  represented that such affiliate is not a Plan or a Person  investing Plan Assets) and the Owner Trustee shall be entitled to  conclusively  rely upon a  representation
(which, upon the request of the Owner Trustee,  shall be a written  representation) from the Seller of the status of such transferee as an affiliate of the Seller.

         No offer,  sale,  transfer,  pledge,  hypothecation  or other  disposition  (including  any pledge,  sale or transfer  under a repurchase  transaction or securities loan) of any Certificate shall be made to any transferee unless,  prior to such disposition,  the proposed  transferor delivers to the Owner Trustee an Opinion of Counsel,  rendered by a law firm generally  recognized to be qualified to opine  concerning the tax aspects of asset  securitization,  to the effect that such transfer  (including any disposition  permitted following  any  default  under any pledge or  repurchase  transaction)  will not cause the Trust to be (i)  treated  as an  association taxable as a  corporation  for federal  income tax and relevant  state income and franchise tax purposes or (ii) taxable as a "publicly traded  partnership" as defined in Treasury  Regulation  section  1.7704-1 for federal income tax purposes and relevant state franchise or income tax purposes.

         Reference  is hereby  made to the further  provisions  of this  Certificate  set forth on the reverse  hereof,  which  further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of  authentication  hereon shall have been executed by an authorized  officer of the Owner Trustee,  or an  authenticating  agent by manual  signature,  this  Certificate  shall not entitle the Holder  hereof to any benefit under the Trust
Agreement or be valid for any purpose.

         THIS CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS CONFLICT
OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        IN  WITNESS  WHEREOF,  the  Owner  Trustee,  on  behalf  of the Trust and not in its  individual  capacity,  has  caused  this
Certificate to be duly executed.

                                                             NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1

                                                             By: WILMINGTON TRUST COMPANY,
                                                             not in its individual capacity
                                                             but solely as Owner Trustee

Dated: July ____, 2007                                       By:_________________________________________
                                                                           Authorized Signatory

                                  CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WELLS FARGO BANK, N.A.,
not in its individual capacity
but solely as Securities Administrator

By: ____________________________________
Authorized Signatory

                                                       [REVERSE OF CERTIFICATE]

         The  Certificates  do not  represent an  obligation  of, or an interest  in, the  Depositor,  the Seller,  the  Servicer,  the
Indenture  Trustee,  the Master  Servicer,  the  Securities  Administrator,  the Owner Trustee or any  Affiliates of any of them and no recourse  may be had against  such  parties or their  assets,  except as  expressly  set forth or  contemplated  herein or in the Trust
Agreement or the Basic Documents.  In addition,  this Certificate is not guaranteed by any governmental  agency or instrumentality  and is limited in right of payment to certain  collections and recoveries with respect to the Mortgage Loans, all as more  specifically set forth herein and in the Trust Agreement.  A copy of the Trust Agreement may be examined by any  Certificateholder  upon written request during normal business hours at the principal office of the Sponsor and at such other places, if any, designated by the Sponsor.

         The Trust  Agreement  permits the amendment  thereof as specified  below,  provided that any  amendment be  accompanied  by an
Opinion of Counsel to the Owner Trustee to the effect that such amendment  complies with the provisions of the Trust  Agreement and, if
[_______________]  was not the  Majority  Certificateholder,  would not cause the Trust to be  subject to an entity  level tax.  If the purpose of the  amendment  is to correct any  mistake,  eliminate  any  inconsistency,  cure any  ambiguity or deal with any matter not covered,  it shall not be necessary to obtain the consent of any Holder,  but the Owner Trustee  shall be furnished  with a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any Note or the rating then  assigned to any Note.  If the purpose of the  amendment is to prevent the  imposition of any federal or state taxes at any time that any Security is  outstanding,  it shall not be necessary to obtain the consent of the any Holder,  but the Owner  Trustee shall be furnished  with an Opinion of Counsel that such  amendment is necessary or helpful to prevent the imposition of such taxes and is not  materially  adverse to any Holder.  If the purpose of the amendment is to add or eliminate or change any provision of the Trust
Agreement,  other than as specified in the preceding two  sentences,  the amendment  shall require  either (a) a letter from the Rating
Agencies  that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any Note or the rating then assigned to any Note or (b) the consent of Holders of the  Certificates  evidencing a majority of the Percentage  Interests of the
Certificates  and the Indenture  Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received  that are  required  to be  distributed  on any  Certificate  without the consent of the related
Certificateholder,  or (ii) reduce the aforesaid  percentage of  Certificates  the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

         As provided in the Trust Agreement and subject to certain  limitations  therein set forth, the transfer of this Certificate is registerable in the  Certificate  Register upon surrender of this  Certificate for  registration of transfer at the offices or agencies of the Securities  Administrator  maintained by the Trust, as provided in the Trust Agreement,  accompanied by a written  instrument of transfer in form  satisfactory  to the  Securities  Administrator  duly executed by the Holder  hereof or such  Holder's  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized  denominations  evidencing the same aggregate interest in the Trust will be issued to the designated transferee.  The initial Securities  Administrator appointed under the Trust Agreement is
Wells Fargo Bank, N.A.

         Except as provided in the Trust Agreement,  the Certificates are issuable only in a minimum  Certificate  Percentage  Interest of 10%. As provided in the Trust Agreement and subject to certain  limitations  therein set forth,  Certificates  are  exchangeable for new Certificates of authorized  denominations  evidencing the same aggregate denomination,  as requested by the Holder surrendering the same.  No service  charge will be made for any such  registration  of transfer or  exchange,  but the Owner  Trustee or the  Securities
Administrator may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Securities  Administrator and any agent of the Owner Trustee or the Securities  Administrator may treat the Person in whose name this  Certificate  is  registered  as the owner hereof for all purposes,  and none of the Owner  Trustee,  the
Securities Administrator or any such agent shall be affected by any notice to the contrary.

         The  obligations  and  responsibilities  created by the Trust  Agreement and the Trust created  thereby shall terminate as and when provided in accordance with the terms of the Trust Agreement.

                                                              ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Securities Administrator, with full power of substitution in the premises.

Dated:

____________________________________*/
         Signature Guaranteed:

__________________________*/

______________________
*/ NOTICE:  The signature to this assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every particular,  without  alteration,  enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the
New York Stock Exchange or a commercial bank or trust company.

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Securities Administrator:

         Distributions shall be made, by wire transfer in immediately available funds to

__________________________________________________________________________________________________________________
for the account of   _____________________________________________________________________________________________
account number    ________________________________________________________________________________________________
                                                              or, if mailed by check, to
__________________________________________________________________________________________________________________
Applicable statements should be mailed to   ______________________________________________________________________
__________________________________________________________________________________________________________________

___________________________________
Signature of assignee or agent
(for authorization of wire
transfer only)

                                                               EXHIBIT B

                                                        CERTIFICATE OF TRUST OF
                                              NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1

         THIS Certificate of Trust of Newcastle  Mortgage  Securities  Trust 2007-1 (the "Trust"),  dated July ___, 2007, is being duly executed and filed by Wilmington  Trust  Company,  a Delaware  banking  corporation,  as trustee,  to form a statutory  trust under the
Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq.).

         1.  Name. The name of the statutory trust formed hereby is Newcastle Mortgage Securities Trust 2007-1.

         2. Delaware  Trustee.  The name and business  address of the trustee of the Trust in the State of Delaware is Wilmington Trust
Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

July ___, 2007

                                                                       Wilmington Trust Company,
                                                                       not in its  individual  capacity  but
                                                                       solely  as owner  trustee under a Trust
                                                                       Agreement dated as of

                                                                       By:___________________________
                                                                       Name:
                                                                       Title:

                                                               EXHIBIT C

                                             [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                                        Description of Rule 144A Securities, including numbers:

                                   ______________________________________________________________

                                   ______________________________________________________________

                                   ______________________________________________________________

                                   ______________________________________________________________

                  The undersigned seller, as registered holder (the "Seller"),  intends to transfer the Rule 144A Securities  described above to the undersigned buyer (the "Buyer").

                  1. In  connection  with  such  transfer  and in  accordance  with the  agreements  pursuant  to which  the Rule  144A
Securities  were issued,  the Seller  hereby  certifies  the  following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other  similar  security  to, or  solicited  any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the  Seller has not  offered  the Rule 144A  Securities  to any  person  other than the Buyer or another  "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants  with,  the Owner Trustee,  the Securities  Administrator  and
the  Depositor  (as defined in the Amended and Restated  Trust  Agreement  (the  "Agreement"),  dated as of July 12,  2007,  among Bear
Stearns Asset Backed  Securities I LLC, as Depositor,  Wilmington  Trust  Company,  as Owner  Trustee,  and Wells Fargo Bank,  N.A., as
Securities Administrator) pursuant to Section 3.05 of the Agreement and The Bank of New York, as indenture trustee, as follows:

                           a. The Buyer  understands  that the Rule 144A Securities have not been registered  under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial,  sophisticated institutional investor having such knowledge and experience in financial and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule
         144A Securities.

                           c. The Buyer  has been  furnished  with all  information  regarding  the Rule  144A  Securities  that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed  of the Rule  144A  Securities,  any  interest  in the Rule 144A  Securities  or any other  similar  security  to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule
         144A  Securities,  any interest in the Rule 144A Securities or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition of the Rule
         144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect  attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is  acquiring  the Rule 144A  Securities  for its own account or the  accounts of other  qualified  institutional  buyers,  understands  that such Rule 144A  Securities  may be resold,  pledged or transferred only (i) to a person reasonably believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3. The Buyer warrants and represents to, and covenants with, the Securities  Administrator,  the Master Servicer, the
Indenture  Trustee,  the Owner Trustee,  the Servicer and the Depositor  that either (1) the Buyer is (A) not an employee  benefit plan
(within the meaning of Section 3(3) of the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA")),  or a plan (within the meaning of Section  4975(e)(1)  of the  Internal  Revenue  Code of 1986  ("Code")),  which (in either  case) is subject to ERISA or
Section 4975 of the Code (both a "Plan"),  and (B) is not directly or indirectly  purchasing the Rule 144A  Securities on behalf of, as investment  manager  of, as named  fiduciary  of, as trustee of, or with "plan  assets" of a Plan,  or (2) the Buyer  understands  that registration  of transfer of any Rule 144A  Securities  to any Plan,  or to any Person  acting on behalf of any Plan,  will not be made unless such Plan delivers an opinion of its counsel,  addressed and  satisfactory to the Securities  Administrator,  the Owner Trustee,
the Master  Servicer,  the  Seller,  the  Servicer  and the  Depositor,  to the effect that the  purchase  and holding of the Rule 144A
Securities by, on behalf of or with "plan assets" of any Plan is permissible  under  applicable  law, would not constitute or result in a  prohibited  transaction  under ERISA or Section  4975 of the Code,  and would not  subject the  Depositor,  the Owner  Trustee,  the
Securities  Administrator,  the Seller, the Servicer or the Master Servicer to any obligation or liability (including liabilities under
ERISA or Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Securities Administrator, the Seller, the Servicer or the Master Servicer.

                  4. This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts,  together,  shall constitute one and the same document.

                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

____________________________________                        ____________________________________
Print Name of Seller                                        Print Name of Buyer

By: ________________________________                        By: ________________________________
    Name:                                                       Name:
    Title:                                                      Title:

Taxpayer Identification:                                    Taxpayer Identification:

No. _______________________________                         No. _______________________________

Date: ________________________________                      Date: ________________________________

                                                                                                                   ANNEX 1 TO EXHIBIT C

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                        [FOR BUYERS OTHER THAN REGISTERED INVESTMENT COMPANIES]

         The  undersigned  hereby  certifies  as follows  in  connection  with the Rule 144A  Investment  Representation  to which this
Certification is attached:

         1. As indicated below,  the undersigned is the President,  Chief Financial  Officer,  Senior Vice President or other executive officer of the Buyer.

         2. In  connection  with  purchases  by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in
Rule 144A under the  Securities  Act of 1933 ("Rule  144A")  because  (i) the Buyer owned  and/or  invested  on a  discretionary  basis
$_________________(1)  in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

  ___           Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or
                similar  institution),   Massachusetts  or  similar  business  trust,  partnership,   or  charitable
                organization described in Section 501(c)(3) of the Internal Revenue Code.

  ___           Bank.  The Buyer (a) is a  national  bank or  banking  institution  organized  under the laws of any
                State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the State or territorial  banking  commission or similar official or is a foreign bank or equivalent  institution,  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

  ___           Savings and Loan. The Buyer (a) is a savings and loan  association,  building and loan  association, cooperative bank, homestead association or similar institution,  which is supervised and examined by a State or Federal  authority having  supervision over any such institutions or is a foreign savings and  loan  association  or  equivalent  institution  and (b) has an  audited  net  worth of at least
                $25,000,000 as demonstrated in its latest annual financial statements.

  ___           Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the Securities  Exchange
                Act of 1934.

  ___           Insurance  Company.  The Buyer is an  insurance  company  whose  primary  and  predominant  business activity is the writing of insurance or the reinsuring of risks underwritten by insurance  companies and which is subject to supervision by the insurance  commissioner  or a similar  official or agency of a State or territory or the District of Columbia.

  ___           State or Local Plan.  The Buyer is a plan  established  and  maintained  by a State,  its  political subdivisions,  or any agency or instrumentality of the State or its political subdivisions,  for the benefit of its employees.

  ___           ERISA Plan.  The Buyer is an  employee  benefit  plan within the meaning of Title I of the  Employee
                Retirement Income Security Act of 1974.

  ___           Investment Adviser.  The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

  ___           SBIC.  The  Buyer  is a Small  Business  Investment  Company  licensed  by the U.S.  Small  Business
                Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___           Business  Development  Company.  The Buyer is a business  development  company as defined in Section
                202(a)(22) of the Investment Advisers Act of 1940.

  ___           Trust  Fund.  The  Buyer  is a trust  fund  whose  trustee  is a bank or  trust  company  and  whose participants  are  exclusively  (a) plans  established  and  maintained  by a State,  its  political subdivisions,  or any agency or instrumentality of the State or its political subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans  within  the  meaning of Title I of the
                Employee  Retirement  Income  Security  Act of  1974,  but is not a  trust  fund  that  includes  as participants individual retirement accounts or H.R. 10 plans.

         3. The term  "securities" as used herein does not include (i) securities of issuers that are affiliated  with the Buyer,  (ii)
securities that are part of an unsold  allotment to or  subscription  by the Buyer, if the Buyer is a dealer,  (iii) bank deposit Notes and certificates of deposit,  (iv) loan participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of  determining  the aggregate  amount of securities  owned and/or  invested on a  discretionary  basis by the
Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding paragraph.  Further,  in determining such aggregate amount, the Buyer may have included  securities owned by subsidiaries of the Buyer, but only if such  subsidiaries  are  consolidated  with the Buyer in its financial  statements  prepared in accordance  with  generally accepted  accounting  principles and if the investments of such  subsidiaries are managed under the Buyer's  direction.  However,  such securities  were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer  acknowledges  that it is  familiar  with  Rule  144A and  understands  that the  Seller to it and other  parties related to the  Certificates  are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the
Buyer may be in reliance on Rule 144A.

                                      Will the Buyer be purchasing the Rule 144A
________            _________
  Yes                  No             Securities only for the Buyer's own account?

         6. If the answer to the  foregoing  question is "no",  the Buyer agrees that,  in  connection  with any purchase of securities sold to the Buyer for the account of a third  party  (including  any  separate  account) in reliance on Rule 144A,  the Buyer will only purchase for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of Rule 144A.  In addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for a third party  unless the Buyer has  obtained a current representation  letter from such third party or taken other  appropriate  steps  contemplated  by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will  notify  each of the  parties to which this  certification  is made of any  changes in the  information  and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

________________________________________
Print Name of Buyer

By:   __________________________________
      Name:
      Title:

Date: __________________________________

                                                                                                                   ANNEX 2 TO EXHIBIT C

                                       QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                           [FOR BUYERS THAT ARE REGISTERED INVESTMENT COMPANIES]

         The  undersigned  hereby  certifies  as follows  in  connection  with the Rule 144A  Investment  Representation  to which this
Certification is attached:

                  1. As indicated  below,  the undersigned is the President,  Chief  Financial  Officer or Senior Vice President of the
Buyer or, if the Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified  institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered  under the Investment  Company Act of 1940,  and (ii) as marked below,  the
Buyer alone,  or the Buyer's  Family of  Investment  Companies,  owned at least  $100,000,000  in  securities  (other than the excluded securities  referred to below) as of the end of the  Buyer's  most recent  fiscal  year.  For  purposes  of  determining  the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

  ____             The Buyer owned  $____________ in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

  ____             The  Buyer  is  part  of a  Family  of  Investment  Companies  which  owned  in the  aggregate
                   $________________  in securities (other than the excluded  securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated  in  accordance with Rule 144A).

                  3. The term "Family of Investment  Companies" as used herein means two or more  registered  investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term  "securities"  as used herein does not include (i)  securities  of issuers that are  affiliated  with the
Buyer or are part of the Buyer's  Family of Investment  Companies,  (ii) bank deposit  Notes and  certificates  of deposit,  (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase  agreement and (vi) currency,  interest rate and commodity swaps.

                  5. The Buyer is  familiar  with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The  undersigned  will  notify  each of the  parties to which  this  certification  is made of any  changes in the information and conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

___________________________________________
Print Name of Buyer

By:  ______________________________________
     Name:
     Title:

IF AN ADVISER:

___________________________________________
Print Name of Buyer

Date:  ____________________________________

                                                               EXHIBIT D

                                                   CERTIFICATE OF NON-FOREIGN STATUS

         This  Certificate  of Non-Foreign  Status  ("certificate")  is delivered  pursuant to Section 3.03 of the Amended and Restated
Trust Agreement,  dated as of July 12, 2007 (the "Trust  Agreement"),  among Bear Stearns Asset Backed  Securities I LLC, as Depositor,
Wilmington  Trust  Company,  as Owner  Trustee and Wells  Fargo  Bank,  N.A.,  as  Securities  Administrator,  in  connection  with the acquisition of, transfer to or possession by the  undersigned,  whether as beneficial  owner for U.S.  federal income tax purposes (the
"Beneficial Owner"), or nominee on behalf of the Beneficial Owner of the Certificates,  Series 2007-1 (the "Certificate").  Capitalized
terms used but not defined in this certificate have the respective meanings given them in the Trust Agreement.

Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal  Revenue Code (relating to withholding  tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1.       I am (The Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

                           2.       My (The Beneficial Owner's) name and home address are:

                                                              ; and

                           3.       My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is

                  B.       Corporate, Partnership or Other Entity as Beneficial Owner

                           1.       ___________________  (Name  of  the  Beneficial  Owner)  is  not  a  foreign  corporation,  foreign partnership,  foreign trust or foreign  estate (as those terms are defined in the Code and Treasury
                                    Regulations;

                           2.       The Beneficial Owner's office address and place of incorporation (if applicable) is

                                                              ; and

                           3.       The Beneficial Owner's U.S. employer identification number is _________________.

Part II -                  Nominees

         If the undersigned is the nominee for the Beneficial  Owner, the undersigned  certifies that this certificate has been made in reliance upon information contained in:

                           an IRS Form W-9

                           a form such as this or substantially similar

provided to the  undersigned  by an  appropriate  person and (i) the  undersigned  agrees to notify the Trust at least thirty (30) days prior to the date  that the form  relied  upon  becomes  obsolete,  and (ii) in  connection  with  change  in  Beneficial  Owners,  the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -                 Declaration

         The undersigned,  as the Beneficial Owner or a nominee thereof,  agrees to notify the Trust within sixty (60) days of the date that the  Beneficial  Owner  becomes a foreign  person.  The  undersigned  understands  that this  certificate  may be disclosed to the
Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury,  I declare that I have examined this  certificate and to the best of my knowledge and belief it is true,  correct and complete and will further  declare  that I will inform the Trust of any change in the  information  provided  above, and, if applicable, I further declare that I have the authority* to sign this document.

______________________________
Name

______________________________
Title (if applicable)

______________________________
Signature and Date

*Note: If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                               EXHIBIT E

                                               FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                                                [DATE]

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

         Re:        Newcastle Mortgage Securities Trust 2007-1 Trust Certificates,
                    Series 2007-1 (the "Certificates")
                    ___________________________________________________________________

Ladies and Gentlemen:

         In  connection  with  our  acquisition  of the  above-captioned  Certificates,  we  certify  that (a) we  understand  that the
Certificates are not being  registered  under the Securities Act of 1933, as amended (the "Act"),  or any state securities laws and are being  transferred to us in a transaction  that is exempt from the  registration  requirements of the Act and any such laws, (b) we are an  "accredited  investor," as defined in Regulation D under the Act, and have such  knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the  Certificates,  (c) we have had the opportunity to ask questions of and receive answers from the Sponsor  concerning the purchase of the  Certificates and all matters relating thereto or any additional  information  deemed  necessary to our decision to purchase the  Certificates,  (d) we are not an employee  benefit plan that is subject to the Employee  Retirement  Income Security Act of 1974, as amended,  or a plan that is subject to Section 4975 of the
Internal  Revenue  Code of 1986,  as amended  (the  "Code"),  nor are we acting on behalf of any such plan,  (e) we are  acquiring  the
Certificates for investment for our own account and not with a view to any  distribution of such  Certificates  (but without  prejudice to our right at all times to sell or  otherwise  dispose of the  Certificates  in  accordance  with clause (g) below),  (f) we have not offered or sold any  Certificates  to, or  solicited  offers to buy any  Certificates  from,  any person,  or otherwise  approached  or negotiated with any person with respect  thereto,  or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell,  transfer or otherwise  dispose of any Certificates  unless (1) such sale,  transfer or other  disposition is made  pursuant  to an  effective  registration  statement  under  the Act or is  exempt  from such  registration  requirements,  and if requested,  we will at our expense  provide an opinion of counsel  satisfactory to the addressees of this  certificate  that such sale, transfer or other  disposition  may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such  Certificate has  executed and  delivered to you a  certificate  to  substantially  the same effect as this  certificate,  and (3) the  purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement.

Very truly yours,

[TRANSFEREE]

By:   ______________________________________
      Authorized Officer

                                                               EXHIBIT F

                                                        TRANSFEROR CERTIFICATE

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

                 Re:         Proposed Transfer of Trust Certificates,
                             Newcastle Mortgage Securities Trust 2007-1
                             ___________________________________________________
Gentlemen:

         This  certification  is being made by  ____________________  (the  "Transferor")  in connection with the proposed  Transfer to
_____________________  (the  "Transferee") of a trust  certificate (the "Trust  Certificate")  representing  ___% fractional  undivided interest in Newcastle  Mortgage  Securities Trust 2007-1 (the "Trust")  created  pursuant to a Trust  Agreement,  dated as of July ___,
2007 (such  agreement,  as amended by the Amended and Restated  Trust  Agreement  dated July 12, 2007,  being referred to herein as the
"Trust  Agreement") among Bear Stearns Asset Backed Securities I LLC (the "Company"),  Wilmington Trust Company,  as Owner Trustee (the
"Owner Trustee") and Wells Fargo Bank, N.A. (the "Securities  Administrator").  Initially capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.  The Transferor hereby certifies,  represents and warrants to, and covenants with, the Company, the Owner Trustee and the Securities Administrator that:

         Neither the Transferor nor anyone acting on its behalf has (a) offered,  pledged,  sold, disposed of or otherwise  transferred any Trust  Certificate,  any  interest in any Trust  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Trust  Certificate,  any interest in any Trust
Certificate or any other similar  security from any person in any manner,  (c) has otherwise  approached or negotiated  with respect to any Trust  Certificate,  any interest in any Trust  Certificate  or any other similar  security with any person in any manner,  (d) has made any general  solicitation by means of general  advertising or in any other manner, or (e) has taken any other action,  that (as to any of (a) through (e) above) would constitute a distribution of the Trust  Certificates  under the Securities Act of 1933 (the "Act"), that would render the  disposition of any Trust  Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration or  qualification  pursuant  thereto.  The Transferor will not act in any manner set forth in the foregoing sentence  with  respect to any Trust  Certificate.  The  Transferor  has not and will not sell or  otherwise  transfer any of the Trust
Certificates, except in compliance with the provisions of the Trust Agreement.

Date: ________________________________                      ________________________________
                                                                    Name of Transferor

                                                            ________________________________
                                                                        Signature

                                                            ________________________________
                                                                           Name

                                                            ________________________________
                                                                          Title

                                                               EXHIBIT G

                                                                [DATE]

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

                 Re:         Proposed Transfer of Trust Certificates,
                             Newcastle Mortgage Securities Trust 2007-1 (the "Certificates")
                             ______________________________________________________________________
Gentlemen:

         This  certification  is being  made by  _______________  (the  "Transferee")  in  connection  with the  proposed  Transfer  by
______________ (the "Transferor") of a trust certificate (the "Trust  Certificate")  representing __% fractional  undivided interest in
Newcastle  Mortgage  Securities  Trust 2007-1 (the "Trust")  created  pursuant to a Trust  Agreement,  dated as of July ___, 2007 (such agreement,  as amended by the  Amended  and  Restated  Trust  Agreement  dated July 12,  2007,  being  referred to herein as the "Trust
Agreement")  among Bear Stearns Asset Backed Securities I LLC (the "Company"),  Wilmington Trust Company,  as Owner Trustee (the "Owner
Trustee") and Wells Fargo Bank, N.A. (the "Securities  Administrator").  Initially  capitalized  terms used but not defined herein have the meanings  assigned to them in the Trust  Agreement.  The  Transferee  hereby  certifies,  represents and warrants to, and covenants with, the Company, the Owner Trustee and the Securities Administrator that:

         (i)      either (a) or (b) is satisfied, as marked below:

         ___      a.       The  Transferee is not any employee  benefit plan or other  arrangement  subject to the Employee  Retirement
Income  Security  Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the Internal  Revenue  Code of 1986 (the  "Code")  (each,  a
"Plan"), a Person acting,  directly or indirectly,  on behalf of a Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. § 2510.3-101; or

         ___      b.       The Transferee is a Person acting, directly or indirectly,  on behalf of a Plan or any Person acquiring such
Certificates  with "plan  assets" of a Plan  within the  meaning of the  Department  of Labor  regulation  promulgated  at 29 C.F.R.  §
2510.3-101 and will provide the Depositor, the Owner Trustee, the Securities  Administrator,  the Master Servicer and the Servicer with an Opinion of Counsel,  satisfactory to the Depositor,  the Owner Trustee,  the Securities  Administrator,  the Master Servicer and the
Servicer,  to the effect  that the  purchase  and holding of a  Certificate  by or on behalf of the  Transferee  is  permissible  under applicable  law, will not constitute or result in a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments) and will not subject the Depositor,  the Owner Trustee, the Master Servicer,  the
Securities  Administrator,  the Sponsor and the Servicer to any obligation or liability  (including  liabilities under ERISA or Section
4975 of the Code) in addition to those  undertaken  in the Trust  Agreement,  which  opinion of counsel  shall not be an expense of the
Depositor, the Owner Trustee, the Master Servicer, the Securities Administrator, the Sponsor and the Servicer; and

         (ii)     the Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility  requirements of
Sections  406 and 407 of ERISA and Section 4975 of the Code and  understands  that each of the parties to which this  certification  is made is relying and will continue to rely on the statements made in this paragraph.

                                                      Very truly yours,

                                                      By:    _________________________________________
                                                      Name:
                                                      Title:

                                                               EXHIBIT H

                                                    FORM OF TRANSFEREE CERTIFICATE

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

                 Re:         Proposed Transfer of Trust Certificates,
                             Newcastle Mortgage Securities Trust 2007-1
                             ___________________________________________________
Gentlemen:

         This  certification is being made by  ____________________  (the  "Transferee") in connection with the proposed  Transfer of a trust certificate (the "Trust  Certificate")  representing ___% fractional  undivided interest in Newcastle  Mortgage  Securities Trust
2007-1 (the "Trust") created pursuant to a Trust Agreement,  dated as of July ___, 2007 (such agreement,  as amended by the Amended and
Restated  Trust  Agreement  dated July 12, 2007,  being  referred to herein as the "Trust  Agreement")  among Bear Stearns Asset Backed
Securities I LLC (the  "Company"),  Wilmington  Trust Company,  as Owner Trustee (the "Owner  Trustee") and Wells Fargo Bank, N.A. (the
"Securities  Administrator").  Initially  capitalized terms used but not defined herein have the meanings assigned to them in the Trust
Agreement.  The Transferee  hereby  certifies,  represents and warrants to, and covenants with, the Company,  the Owner Trustee and the
Securities Administrator that:

         The  Transferee  (i) is a REIT, a Qualified REIT  Subsidiary or an entity that is  wholly-owned  by a REIT or a Qualified REIT
Subsidiary and  disregarded  for federal income tax purposes  within the meaning of Section 856(a) or Section 856(i) of the Code,  (ii)
shall maintain such status at all times that it is the beneficial  owner of the Trust  Certificates,  (iii) shall remain the beneficial owner of a 100% undivided  interest in the Trust  Certificates  until it transfers such Trust  Certificates and (iv) shall transfer the
Trust Certificates only in compliance with the Trust Agreement.

Date: ________________________________                      ________________________________
                                                                    Name of Transferor

                                                            ________________________________
                                                                        Signature

                                                            ________________________________
                                                                           Name

                                                            ________________________________
                                                                          Title

(1)      Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.